                                                                  Exhibit (c)(2)



PROJECT MOTOWN


PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS




CONFIDENTIAL
------------


September 8, 2000




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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


CONFIDENTIAL
================================================================================

CONFIDENTIAL MATERIAL FOR THE SPECIAL COMMITTEE

The following pages contain material provided to the Special Committee of the Board of Directors ("Special Committee") of JLK Direct Distribution Inc. ("JLK" or the "Company") by CIBC World Markets Corp. ("CIBC") in connection with the proposed transaction involving JLK and Kennametal Inc. ("Kennametal"). The accompanying material was compiled or prepared on a confidential basis solely for the use of the Special Committee and not with a view toward public disclosure under state and federal securities laws or otherwise. The information contained in this material was obtained from the Company and public sources, and was relied upon by CIBC without assuming responsibility of independent verification as to the accuracy or completeness of such information. Any estimates and projections for the Company contained herein have been supplied by the management of the Company, and involve numerous and significant subjective determinations, which may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as a representation or warranty, whether as to the past or the future. This material was not prepared for use by readers not as familiar with the business and affairs of the Company as the Special Committee and, accordingly, neither the Special Committee, the Company nor CIBC or their respective legal or financial advisors or accountants take any responsibility for the accompanying material when used by persons other than the Special Committee.


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


TABLE OF CONTENTS
================================================================================

1  EXECUTIVE SUMMARY
2  COMPANY OVERVIEW
3  INDUSTRY OVERVIEW
4  VALUATION OVERVIEW
5  APPENDICES
   A  Management Projections
   B  Comparable Companies Analysis
   C  Precedent Transactions Analysis
   D  Leveraged Buyout Analysis
   E  Minority Buyout Transactions Analysis


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000



1 EXECUTIVE SUMMARY


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


EXECUTIVE SUMMARY
================================================================================

INTRODUCTION

* JLK Direct Distribution Inc.'s ("JLK" or the "Company") outstanding common stock consists of both Class A and Class B shares. As of June 30, 2000, JLK has a total of 24,510,410 outstanding common stock shares, of which Class A accounts for 4,273,410 shares and Class B accounts for 20,237,000 shares

* Kennametal Inc. ("Kennametal") currently owns 100% of the Class B common stock of JLK, which represents an 82.6% economic interest and 97.9% of the combined voting power of the Company's shareowners

* On November 17, 1999 Kennametal's management announced it had engaged Goldman, Sachs to explore strategic alternatives regarding its JLK subsidiary, including a possible divestiture

* On January 25, 2000 the JLK Board of Directors (the "Board") passed a resolution to create a Special Committee in connection with the proposed sale or other transfer, directly or indirectly, of all or a significant portion of the assets or securities of the Company to a prospective acquiror. The Board appointed Mr. Jeffery M. Boetticher and Mr. Irwin L. Elson from the Board to serve as members of the Special Committee. CIBC World Markets Corp. ("CIBC") and Morgan, Lewis & Bockius LLP ("Morgan Lewis") were retained by the Special Committee as its financial and legal advisors, respectively


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

EXECUTIVE SUMMARY
================================================================================

INTRODUCTION

* In marketing JLK, Goldman Sachs conducted an extensive full auction process but was ultimately unsuccessful in soliciting an acceptable bid. The details about the auction process are summarized in the following chart:

--------------------------------------------------------------------------------
                                                       VALUATIONS PER SHARE
                                                       --------------------

                                                      LOW      HIGH     MEAN

--------------------------------------------------------------------------------
81 POTENTIAL BUYERS CONTACTED                          --         --       --

--------------------------------------------------------------------------------
46 OFFERING MEMORANDUMS DELIVERED                      --         --       --

--------------------------------------------------------------------------------
10 INITIAL INDICATIONS OF INTEREST RECEIVED         $9.00     $16.00   $12.50

--------------------------------------------------------------------------------
6 INVITED BACK                                           Process Terminated

3 REMAINED

0 FINAL BIDS


* On May 2, 2000 Kennametal announced it had concluded its evaluation of strategic alternatives for JLK and had decided to terminate consideration of a possible divestiture, concluding that market conditions in the industrial distribution industry were preventing Kennametal from realizing an acceptable value for its investment

*        Also on May 2, 2000 JLK announced the resignation of Mr. Richard J.
         Orwig as President and CEO and that Mr. Boetticher would be replacing Mr. Orwig on an interim basis. In addition, JLK announced the creation of an Executive Office under Mr. Boetticher's leadership, which includes Mr. Markos Tambakeras, President and CEO of Kennametal, and Mr. Elson, an original founder and former President of the predecessor of JLK


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

EXECUTIVE SUMMARY
================================================================================

INTRODUCTION

* On July 20, 2000, Kennametal announced it had made a proposal to JLK to acquire the outstanding Class A shares of JLK which Kennametal does not already own at a price of $6.70 per share in cash ("Proposal Announcement"). The aggregate value of the transaction would be approximately $28.7 million to acquire the minority interest of approximately 4.3 million shares

* Immediately thereafter, the Special Committee recontacted CIBC and Morgan Lewis to assist in evaluating the offer

* On August 3, 2000, after the Special Committee had asked for Kennametal's position with regard to considering third party offers to acquire its stake in JLK, Kennametal indicated by letter that, based on the results of the recently completed sales process, it does not believe that a sale transaction would be successfully completed at this time, especially in light of the deterioration of JLK's performance. As a result, Kennametal indicated it was not requesting, authorizing or interested in another sales process being pursued at this time

* On August 11, 2000, the Special Committee delivered a letter to Kennametal advising that its offer of $6.70 per share was inadequate from a financial point of view and would welcome the opportunity to discuss any revised proposal in the event that Kennametal wishes to modify its offer

* On August 23, 2000, Goldman Sachs, on behalf of Kennametal, confidentially presented a modified offer of $7.75 per share by letter to the Special Committee

* On August 30, 2000, after extensive negotiations, Kennametal agreed to increase its offer to $8.75 per share, subject to negotiation of a definitive agreement


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

EXECUTIVE SUMMARY
================================================================================

INTRODUCTION

* In its role as financial advisor to the Special Committee, CIBC has evaluated the fairness, from a financial point of view, of the consideration to be paid to the holders of the Company's Class A common stock. As part of the due diligence process CIBC has performed, among other things:

         * Discussions and meetings with management team regarding the operations of the Company
         * Review of the historical and projected financial performance of the Company as prepared by management
         * Review of publicly available information and filings of the company, including annual reports, 10-K's, 10-Q's and proxy statements
         * Review of the historical market prices and trading volume for the Class A Common Stock
         * Review and analysis of certain publicly available financial data and information for certain companies and transactions that we deemed comparable to the transaction
         *        Examination of the draft merger agreement


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

EXECUTIVE SUMMARY
================================================================================

MOTOWN SITUATION OVERVIEW

         COMPANY FINANCIAL OVERVIEW

                  * After a period of strong revenue growth from $188 million in FY1995 to $532 million in FY1999, JLK revenue fell to $499 million for FY2000. Overall, the revenue CAGR for the period from FY1995 to FY2000 is 21.5%

                  * During the same period, operating margins have declined from approximately 10.4% in 1995 to 5.8% in 2000

                  * After terminating consideration of a possible divestiture, JLK's Executive Office conducted a thorough review of JLK's operations and it became apparent that there were substantial operational and financial issues that needed to be addressed to improve company performance

         MARKET PERFORMANCE

                  * JLK's stock price has significantly underperformed the overall markets as measured by the Dow Jones Industrial Average ("Dow Jones") and the S&P 500 Index ("S&P 500")

                  * Since JLK's IPO (6/27/97), the stock price of JLK has returned -75.2%, compared to a return of 46.5% and 69.3% for the Dow Jones and the S&P 500, respectively

                  * During the 1 year period from 7/20/99 to 7/20/00, the stock price of JLK returned -36.3%, compared to returns of -1.4% and 8.6% for the Dow Jones and S&P 500, respectively

                  * Since JLK's IPO (6/27/97) and during the 1 year period prior to Proposal Announcement from 7/20/99 to 7/20/00, an index of comparable companies(1) returned -33.9% and -26.6%, respectively

-------------------

(1) Consists of Airgas, Applied Industrial Tech., Industrial Distribution Group, Lawson Products, MSC Industrial Direct, W.W. Grainger and WESCO International.


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

EXECUTIVE SUMMARY
================================================================================

MOTOWN SITUATION OVERVIEW

EQUITY RESEARCH COMMENTARY

----------------------------------------------------------------------------------------------------------------------------
                                                                     Estimates                        Rating(1)

                                                                          5 Year Est. EPS
Analyst             Company                Date            FY01 EPS (S)      Growth (%)        Hold     Buy      Strong Buy
----------------------------------------------------------------------------------------------------------------------------
Charles Harris      CIBC World Markets     June 21, 2000       $0.75              NA             +     o-----

Joanna Shatney      Goldman,Sachs          June 14, 2000        0.70            15.0             +

Elaine Thomson      Merrill Lynch          June 14, 2000        0.80            10.0             +     o-----

Mark Koznarek       Midwest Research       January 7, 2000      0.75            10.0             +     o------------
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Coverage                                     Comments
--------------------------------------------------------------------------------
CIBC World Markets    *   "JLK's problems can be broken into three areas:
Harris                    slower than expected sales, higher than anticipated
June 21, 2000             operating costs and above-budgeted costs for new
                          software."
                      *   "Without any real visibility or confidence in the
                          estimates, investors are not likely to find JLK attractive regardless of perceived valuation."
                      *   "On June 13, 2000 ... rather than earnings increasing
                          to about $0.29 vs. $0.21, it now appears they will be a lot closer to $0.13."

Merrill Lynch         *   "We have reduced our fiscal 2000 EPS estimate from
Thomson                   $0.90 to $0.74, and fiscal 2001 from $1.05 to
June 14, 2000             $0.80."
                      *   "The company points to two reasons for the shortfall:
                          sales are now expected to be flat with a year ago, ...
                          SG&A costs will be higher than expected due to
                          problems associated with systems implementation."
                      *   "If Kennametal could not obtain an acceptable price
                          for JLK ... we expect that a chance of a sale in the
                          near term with the reduction in expected earnings is
                          very limited."
--------------------------------------------------------------------------------

(1)    "+"    INDICATES THE CURRENT RATINGS.
    "o-----"  INDICATES EFFECT OF RECENT UPGRADE/DOWNGRADE.


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

EXECUTIVE SUMMARY
================================================================================

MOTOWN SITUATION OVERVIEW

         FACTORS AFFECTING VALUATION


                  * Kennametal majority ownership (approximately 82.6% economic interest and 97.9% voting interest)

                  * Small market capitalization ($155 million at a stock price of $6.31 on 9/7/00)

                  * Limited public float (approximately 3.9 million shares, excluding shares held by insiders)

                  * Limited trading liquidity (average of 18,419 shares traded over the 3 months prior to Proposal Announcement)

                  * Operating and management problems have caused a material deterioration in business

                  * The terms of JLK's supply agreement with Kennametal subject to termination upon a change of control

                  * JLK has struggled to meet Wall Street's quarterly performance expectations as shown below:


                              JLK EARNINGS HISTORY

                                                             EARNINGS
                ESTIMATED EPS ($)      ACTUAL EPS ($)      SURPRISE (%)
---------------------------------------------------------------------------
  MAR-98             $0.31                 $0.29              -6.5%

  JUN-98             $0.25                 $0.24              -4.0%

  SEP-98             $0.17                 $0.15             -11.8%

  DEC-98             $0.21                 $0.21                --

  MAR-99             $0.26                 $0.26                --

  JUN-99             $0.26                 $0.21             -19.2%

  SEP-99             $0.17                 $0.17                --

  DEC-99             $0.18                 $0.18                --

  MAR-00             $0.26                 $0.26                --

  JUN-00             $0.29                 $0.13             -55.2%
---------------------------------------------------------------------------

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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000




2 COMPANY OVERVIEW




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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000


COMPANY OVERVIEW
================================================================================

BUSINESS OVERVIEW

* JLK was formed in April 1997 through a combination of Kennametal's two distribution operations: the J&L mail order/catalog operations which was acquired in 1990, and the Full Service Supply ("FSS") integrated supply business. On June 27, 1997, JLK consummated an initial public offering of
     4.9 million shares, representing approximately 19.6% of the Company's outstanding stock.

* Between April 1997 and May 1998, the Company acquired eight distribution companies that more than doubled its distribution/mail order sales and store base:

         * Strelinger Company (4/1997)

         * Mill & Abrasive Supply, Inc. (5/1997)

         * Car-Max Tool & Cutter, Inc. (10/1997)

         * GRS Industrial Supply Co. (12/1997)

         * Production Tools Sales, Inc. (1/1998)

         * Dalworth Tool & Supply, Inc. (3/1998)

         * ATS Industrial Supply Co. (3/1998)

         * Strong Tool Co. (5/1998)

* As of June 30, 2000, J&L has 30 retail stores and 10 customer service center locations, and FSS has 189 individual customers representing 284 independent locations(1)


                       JLK FY 2000 SALES BY OPERATIONS(1)

$219.6 MM                                                          $137.2 MM
---------                                                          ---------
"J+L" Mail                                                           "FSS"
  Order/                                                       Integrated Supply
 Catalog                                                              27%
   44%

                                  [PIE GRAPH]


J&L Europe                                                       Acquisitions
    5%                                                                24%
 $23.6 MM                                                          $118.9 MM
 --------                                                          ---------



-------------------------------
(1) Source: Company.



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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

FINANCIAL REVIEW
(Dollars in Millions, June 30 Fiscal Year End)

                                   [GRAPHIC]

                            REVENUES

     1995      1996      1997      1998      1999      2000
     ----      ----      ----      ----      ----      ----
    $188.2    $244.0    $316.2    $425.3    $531.6    $499.3

                         JLK--Growth Rate


                              EBIT

     1995      1996      1997      1998      1999      2000
     ----      ----      ----      ----      ----      ----
    $19.6     $24.9     $32.2     $41.3     $34.5     $28.9

                           JLK--% Margin


                             EBITDA

     1995      1996      1997      1998      1999      2000
     ----      ----      ----      ----      ----      ----
    $20.9     $26.4     $34.0     $46.5     $43.3     $38.3

                           JLK--% Margin


                             NET INCOME

     1995      1996      1997      1998      1999      2000
     ----      ----      ----      ----      ----      ----
    $11.8     $15.1     $19.3     $27.0     $20.4     $16.9

                           JLK--% Margin


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

FINANCIAL FORECAST(1)
(Dollars in Millions)

FY 6/30
                       ACTUAL                PROJECTED UPSIDE CASE
                  ---------------   ------------------------------------------
                  1999     2000     2001     2002     2003     2004     2005
                  ---------------   ------------------------------------------
REVENUES          $531.6   $499.3   $523.2   $565.6   $614.4   $671.5   $738.3
   GROWTH             --    -6.1%     4.8%     8.1%     8.6%     9.3%     9.9%

EBITDA              43.3     38.3     38.0     47.6     57.8     71.0     83.5
   MARGIN           8.1%     7.7%     7.3%     8.4%     9.4%    10.6%    11.3%

EBIT                34.5     28.9     29.0     38.4     49.1     61.6     73.5
   MARGIN           6.5%     5.8%     5.5%     6.8%     8.0%     9.2%    10.0%

NET INCOME          20.4     16.9     17.9     24.4     31.9     40.7     49.4
   MARGIN           3.8%     3.4%     3.4%     4.3%     5.2%     6.1%     6.7%



                                   [GRAPHIC]



FY 6/30
                       ACTUAL             PROJECTED CONSERVATIVE CASE
                  ---------------   ------------------------------------------
                  1999     2000     2001     2002     2003     2004     2005
                  ---------------   ------------------------------------------
REVENUES          $531.6   $499.3   $523.2   $549.2   $583.7   $618.8   $656.0
   GROWTH             --    -6.1%     4.8%     5.0%     6.3%     6.0%     6.0%

EBITDA              43.3     38.3     38.0     43.0     50.5     58.8     68.2
   MARGIN           8.1%     7.7%     7.3%     7.8%     8.7%     9.5%    10.4%

EBIT                34.5     28.9     29.0     33.9     41.8     49.3     58.3
   MARGIN           6.5%     5.8%     5.5%     6.2%     7.2%     8.0%     8.9%

NET INCOME          20.4     16.9     17.9     21.3     26.7     32.0     38.3
   MARGIN           3.8%     3.4%     3.4%     3.9%     4.6%     5.2%     5.8%


                                   [GRAPHIC]

(1) Source: Management estimates

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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

PRICE/VOLUME GRAPH -- SINCE IPO (6/27/97 - PRESENT)

Since JLK'S IPO, JLK has traded as high as $39.38 (03/17/98) and as low as $4.50 (0/7/13/99)


                                   [GRAPHIC]


A.  06/27/97  JLK Initial Public Offering at a price of $20 per share
B.  11/05/97  JLK announces agreement to acquire GRS Industrial Supply Company
C.  01/05/98  JLK acquires Production Tool Sales, Inc.
D.  02/18/98  JLK announces an agreement to acquire Dalworth Tool & Supply, Inc.
E.  03/17/98  JLK announces a letter of intent to acquire Strong Tool Co.
F.  03/31/98  JLK acquires ATS Industrial Supply
G.  06/08/98  JLK announces program to repurchase up to 20% of its outstanding
              Class A Stock
H.  09/17/98  Richard Orwig is elected President and CEO of JLK
I.  03/16/99  Debut of JLK website
J.  11/17/99  Kennametal announces the engagement of Goldman Sachs to explore strategic alternatives regarding JLK, including a possible divestiture
K.  05/02/00  JLK announces the resignation of Richard Orwig as President and
              CEO; Kennametal announces that it will not divest JLK
L.  07/20/00  Kennametal offers to buy the remaining shares of JLK it does not already own for $6.70 per share


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

PRICE/VOLUME GRAPH -- 1 YEAR PRIOR TO PROPOSAL ANNOUNCEMENT (7/20/99 - 7/20/00)

During the 12 months prior to Proposal Announcement, JLK traded as high as $11.63 (02/14/00) and as low as $4.50 (07/13/00)


                                   [GRAPHIC]


A.  11/17/99  Kennametal announces the engagement of Goldman Sachs to explore strategic alternatives regarding JLK, including a possible divestiture
B.  12/15/99  CIBC issues research report reducing fiscal 2000 EPS estimates to
              $0.90 from $0.97 due to softer order rates
C.  02/14/00  Filed 10-Q for the period ended 12/31/99. Reported earnings of
              $0.18 per share for the quarter ended 12/31/999 vs. $0.21 per share for the same period a year ago.
D.  05/02/00  JLK announces the resignation of Richard Orwig as President and
              CEO; Kennametal declares that it will not sell JLK
E.  06/22/00  CIBC issues research report reducing fiscal 2000 fourth quarter
              EPS estimates to $0.13 from $0.27 after the Company announced that earnings would be materially shy of expectations
F.  07/20/00  Kennametal offers to buy the remaining shares of JLK it does not already own for $6.70


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

RELATIVE PRICE PERFORMANCE -- SINCE IPO (6/27/97 - PRESENT)


                                   [GRAPHIC]


S&P 500: +69.3
Dow Jones: + 46.5%
Composite (1): -33.9%
JLK: -75.2%

-Comparable Companies Composite(1)     -S&P 500     -Dow Jones     -JLK


(1) Comparable Companies Composite consists of Airgas, Applied Industrial Tech., Industrial Distribution Group, Lawson Products, MSC Industrial Direct, W.W. Grainger and WESCO International


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

RELATIVE PRICE PERFORMANCE -- 1 YEAR PRIOR TO PROPOSAL ANNOUNCEMENT (7/20/99 - 7/20/00)

                                   [GRAPHIC]


S&P 500: +8.6%
Dow Jones: -1.4%
Composite (1): -26.6%
JLK: -36.3%

-Comparable Companies Composite(1)     -S&P 500     -Dow Jones     -JLK

(1) Comparable Companies Composite consists of Airgas, Applied Industrial Tech., Industrial Distribution Group, Lawson Products, MSC Industrial Direct, W.W. Grainger and WESCO International


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

VOLUME TRADED - 3 MONTHS PRIOR TO PROPOSAL ANNOUNCEMENT (4/20/00 - 7/20/00)(1)

                                   [GRAPHIC]

                                                   -----------------------------
                                                   AVERAGE DAILY TRADING VOLUME:
                                                          18,419 SHARES
                                                   -----------------------------

PRICE                            VOLUME
-----                            ------
less than $5.00                8.2%/321,200
$5.00 - $6.00                  6.1%/238,600
$6.00 - $7.00                 10.0%/388,000
$7.00 - $8.00                  4.0%/154,200
$8.00 greater than/=           1.5%/58,400


---------------

(1) Note: Public float consists of 3.1 million shares held by institutional shareholders and 0.8 million shares held by retail shareholders. 1.2 million cumulative shares have been traded during the period, representing 29.8% of the public float of 3.9 million shares outstanding.

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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

VOLUME TRADED - 6 MONTHS PRIOR TO PROPOSAL ANNOUNCEMENT (1/20/00 - 7/20/00)(1)

                                   [GRAPHIC]

                                                   -----------------------------
                                                   AVERAGE DAILY TRADING VOLUME:
                                                          15,849 SHARES
                                                   -----------------------------

PRICE                            VOLUME
-----                            ------
less than $5.00                8.2%/321,200
$5.00 - $6.00                  6.1%/238,600
$6.00 - $7.00                 10.0%/388,000
$7.00 - $8.00                  4.0%/154,200
$8.00 - $9.00                  7.3%/285,800
$9.00 - $10.00                 7.9%/309,000
$10.00 - $11.00                3.7%/144,100
$11.00 greater than/=          4.4%/171,900
---------------

(1) Note: Public float consists of 3.1 million shares held by institutional shareholders and 0.8 million shares held by retail shareholders. 2.0 million cumulative shares have been traded during the period, representing 51.7% of the public float of 3.9 million shares outstanding.

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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPANY OVERVIEW
================================================================================

OWNERSHIP PROFILE

                             INSTITUTIONAL HOLDERS

                                                        COMMON
INSTITUTIONAL HOLDERS                                   SHARES             PERCENT
------------------------------------------------      ----------           -------
KENNAMETAL, INC.                                      20,256,999            82.6%
 ..................................................................................
FIRST PACIFIC                                            881,100             3.6%
PUTNAM INVESTMENT MANAGEMENT                             532,554             2.2%
ATLANTIC INVESTMENT MANAGEMENT                           379,300             1.5%
BRANDYWINE ASSET MANAGEMENT                              319,500             1.3%
DIMENSIONAL FUND ADVISORS                                306,800             1.3%
REICH & TANG ASSET MANAGEMENT                            199,900             0.8%
WESTPORT ADVISORS                                        154,000             0.6%
NEUBERGER BERMAN                                          46,100             0.2%
VANGUARD GROUP                                            39,300             0.2%
BARCLAYS BANK                                             39,094             0.2%
GTE INVESTMENT MANAGEMENT                                 28,700             0.1%
STATE STREET                                              28,000             0.1%
GOLDMAN SACHS                                             23,900             0.1%
OTHERS                                                    84,544             0.3%
------------------------------------------------      ----------           -------
TOTAL INSTITUTIONAL OWNERSHIP                         23,319,791            95.1%

                               INSIDER OWNERSHIP

                                                        COMMON
INSIDERS(1)                                             SHARES             PERCENT
------------------------------------------------      ----------           -------
Michael W. Ruprich                                       107,500             0.4%
William R. Newlin                                         68,900             0.3%
John M. Beaudoin                                          52,200             0.2%
Irwin L. Elson                                            25,100             0.1%
Diana L. Scott                                            22,000             0.1%
Aloysius T. Mclaughlin, Jr.                               17,500             0.1%
Jeffrey M. Boetticher                                     16,000             0.1%
Others                                                    47,250             0.2%
------------------------------------------------      ----------           -------
TOTAL INSIDERS                                           356,450             1.5%

                              DISTRIBUTION SUMMARY

                                                                        SHARES            PERCENT
                                                                    -------------         -------
Class B Stock (Kennametal)                                           20,256,999            82.6%
Class A Stock:
   Institutional                                                      3,062,792            12.5%
   Retail                                                               832,289             3.4%
   Insider                                                              378,309             1.5%
                                                                    -------------         -------
Total Class A Stock                                                   4,273,390            17.4%
=================================================                   =============         =======
TOTAL SHARES OUTSTANDING(2)                                          24,530,389           100.0%

Class B Stock (Kennametal)          82.6%
Institutional                       12.5%
Retail                               3.4%
Insider                              1.5%

                                  [PIE GRAPH]

---------------

Source: CDA Spectrum dated 6/30/00, Proxy dated 10/26/99.
(1) Insider ownership includes stock credits and options/warrants exercisable based on the Proxy Statement disclosure.
(2) Fully diluted shares outstanding based on treasury method calculation. Total number of options outstanding as of 6/30/99 based on 10-K disclosure was 0.544 million at a weighted average price of $18.02 per share.

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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000




3 INDUSTRY OVERVIEW




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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000


INDUSTRY OVERVIEW
================================================================================

INDUSTRY OVERVIEW

* The size of the industrial maintenance, repair and operations ("MRO") distribution industry in the U.S. is estimated to be approximately $250 billion and is served by more than 60,000 distributors. This industry is expected to grow at the growth rate of the Gross Domestic Product. Industrial distribution of metalworking consumables is a highly fragmented niche within the broader industrial MRO distribution industry.

* The metalworking consumables distribution industry is characterized by multiple channels of distribution. The distribution channels in this industry include retail outlets, small dealers, regional and national distributors utilizing direct sales forces and manufacturers' representatives. The Company estimates the size of this industry in the U.S. at approximately $50 billion, with more than 20,000 distributors, very few of which have annual sales greater than $10 million.

* The following table provides a list of JLK's top ten competitors in the metalworking consumables distribution industry in the U.S.

                           JLK's Top Ten Competitors

        * Airgas                               * McMaster Carr Supply Co.
        * Cameron & Barkley Co.                * MSC Industrial Direct Co., Inc.
        * DoAll Co.                            * Production Tool Supply Co.
        * Ferguson Enterprises                 * Travers Tool Co., Inc.
        * Industrial Distribution Group, Inc.  * W.W. Grainger, Inc.

        Source: Company



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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000


INDUSTRY OVERVIEW
================================================================================

INDUSTRY OVERVIEW

* The customer base for metalworking consumables and related products can be divided into three categories: small-, medium- and large-sized customers.


     * SMALL-SIZED customers range from one-man machine shops to small facilities that make annual purchases of less than $10,000. The primary focus for small-sized customers is ease of product select and procurement. This customer base is typically serviced by small local dealers/distributors and catalog distributors.


     * MEDIUM-SIZED customers include small industrial parts manufacturers that specialize in a particular product category and act as suppliers to the larger industrial manufacturing companies. The annual purchases of these medium-sized customers are usually between $10,000 and $50,000. In addition to relative ease of product selection and procurement, medium-sized customers are also focused on product price and technical assistance. This customer base is usually serviced by a combination of catalog distributors, local and regional distributors and manufacturers' representatives.


     * LARGE-SIZED customers include manufacturers and parts suppliers in the automotive, aerospace, defense and oil and gas industries, and other industrial manufacturing companies that cut, work and grind metal as part of the manufacturing process. These large customers typically make annual purchases in excess of $50,000 and are highly focused on price, technical assistance and cost savings in the selection, procurement and use of metalworking consumables in complex manufacturing processes. Large-sized customers are typically serviced by factory direct sales representatives, manufacturers' representatives, local and large national distributors and integrated supply service providers.





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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000


INDUSTRY OVERVIEW
================================================================================

INDUSTRY TRENDS

* The Company believes that the metalworking consumables distribution industry is currently being shaped by three major trends: supply chain integration, e-commerce expansion and consolidation


* SUPPLY CHAIN INTEGRATION -- The Company estimates that approximately 60% of the total cost of procuring industrial supplies is associated with product costs, while 40% is associate with the administrative cost of selecting and purchasing the product. As a result, manufacturers seek to streamline the selection and procurement process at manufacturing facilities. This has led to manufacturers outsourcing complex procurement and possession processes needed to supply metalworking products that are critical to their manufacturing operations.


* The following figure illustrates the rapid growth of the integrated supply market.


                    INTEGRATED SUPPLY MARKET ($ IN BILLIONS)


                                   [GRAPHIC]



                         Source: Frank Lynn & Associates


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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000


INDUSTRY OVERVIEW
================================================================================

INDUSTRY TRENDS

* E-COMMERCE EXPANSION -- The Internet is already having a significant influence on the metalworking consumables distribution industry and the MRO industry in general. Widespread applications include on-line trading, book buying, auction bidding and catalog merchandising. In addition, e-Commerce in the industry will enable completely integrated customer ordering, shipment and inventory restocking is expected to drive significant industry consolidation.


* CONSOLIDATION -- Consolidation in the metalworking consumables industry is being driven by two major forces: (i) size; and (ii) rapid technological advancement. With the demand for single-source procurement hastened by the development of integrated supply solutions, size has become an increasingly important competitive advantage for distributors. Size provides the benefits of purchasing power, greater technical skills and the ability to offer a broader range of products.

     Technological advancement, the advent of the Internet and increasingly sophisticated IT programs have allowed for consolidation to occur in the industry by facilitating the integration of large, complex distributors with geographically dispersed locations.



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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000


INDUSTRY OVERVIEW
================================================================================

INDUSTRY OVERVIEW

* The Industrial Distribution sector as a whole has underperformed the overall market for the past two years. The reasons for the poor performance include:

     *    Weak industrial manufacturing markets;

     *    Poorly orchestrated acquisition strategies, especially "roll ups";

     * Real and perceived competition from new economy companies (i.e. exchanges); and

     *    Time consuming and expensive information system integrations

* As a result, many companies have failed to meet Wall Street's earnings expectations and have lost considerable equity market value as shown in the chart below:

                                                                        Share Price ($)                   Relative Change
Company Name                                 Ticker               9/1/98              9/7/00              1998 to Present
--------------------------------------------------------------------------------------------------------------------------
Airgas, Inc.                                  ARG                12 1/16              6 3/8                   -47.15%
Applied Industrial Technologies, Inc.         AIT                16 3/4              17                         1.49%
Fastenal Company                              FAST               31 11/16            61 1/8                    92.90%
Genuine Parts Company                         GPC                32 1/2              20 15/16                 -35.58%
Grainger (W.W.), Inc.                         GWW                41 7/8              29 13/16                 -28.81%
Hughes Supply, Inc.                           HUG                26 1/2              20 4/5                   -21.51%
Industrial Distribution Group, Inc.           IDC                11 1/16              2 7/8                   -74.01%
JLK Direct Distribution, Inc.                 JLK                11 1/16              6 5/16                  -42.94%
Lawson Products, Inc.                         LAWS               23                  25 1/8                     9.24%
MSC Industrial Direct Co., Inc.               MSM                20 1/8              16                       -20.50%
Noland Company                                NOLD               22 1/2              17 3/4                   -21.11%
Premier Farnell PLC                           PFP                 7 5/8              15                        96.72%
Strategic Distribution, Inc.                  STRD                3 3/16              2                       -37.25%
WESCO International, Inc. (1)                 WCC                18                   9 3/16                  -48.96%
--------------------------------------------------------------------------------------------------------------------------
Median                                                                                                        -25.16%
--------------------------------------------------------------------------------------------------------------------------

(1)   IPO to Present.




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


                                            PROJECT MOTOWN | SEPTEMBER 8, 2000



4 VALUATION OVERVIEW






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                                            PROJECT MOTOWN | SEPTEMBER 8, 2000


VALUATION OVERVIEW
================================================================================

DESCRIPTION OF METHODOLOGIES


CIBC World Markets reviewed various market indicators and employed the following methodologies


------------------------------------------------------------------------------------------------------------------------------------
  Methodology                                Advantages                                                  Limitations
------------------------------------------------------------------------------------------------------------------------------------
PUBLICLY TRADED               Reflects current, market-based valuation information        *    Financial information available for
COMPANIES ANALYSIS                                                                             the companies is generally limited to
                                                                                               historical data and 1-2 years
                                                                                               financial forecasts-- no long-term
                                                                                               projections

                                                                                          *    Current market multiples may be
                                                                                               market driven and may not be
                                                                                               representative of long-term growth
                                                                                               prospects

                                                                                          *    Does not take into account control
                                                                                               premium

------------------------------------------------------------------------------------------------------------------------------------

PRECEDENT                     Reflects direct evidence of value in an                     *    Similar constraints as publicly
TRANSACTIONS ANALYSIS         acquisition context-- including any 'control premium'            traded companies analysis

                                                                                          *    Precedent multiples depend on market
                                                                                               conditions at the time of the
                                                                                               transaction

------------------------------------------------------------------------------------------------------------------------------------

DISCOUNTED CASH FLOW          Reflects expected future cash flow of the business --       *    Financial information is necessarily
ANALYSIS                      directly related to the business being valued                    based on the judgment of management
                                                                                               preparing projections

                                                                                          *    Does not include any "synergies"
                                                                                               available to an acquiror

------------------------------------------------------------------------------------------------------------------------------------

LEVERAGED BUYOUT ANALYSIS     Reflects what a financial buyer can afford to pay for       *    Stand-alone LBO does not include
                              a company subject to financing limitations and required          synergies and may underestimate
                              rates of return on investment                                    strategic sale value

                                                                                          *    Value obtained is sensitive to
                                                                                               projections and operating assumptions

------------------------------------------------------------------------------------------------------------------------------------

PREMIUMS PAID IN              Reflects premiums paid in minority buyout transactions      *    May be impacted by liquidity of stock
MINORITY BUYOUT
TRANSACTIONS ANALYSIS                                                                     *    Typically does not involve change of
                                                                                               control premium

------------------------------------------------------------------------------------------------------------------------------------


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


                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


VALUATION OVERVIEW
================================================================================

VALUATION SUMMARY
(Figures in Dollars per Share)

                                   [GRAPHIC]



(A) Current Price (9/7/00): $6.31
(B) Original Offer Price: $6.70
(C) Final Offer Price: $8.75


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

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


VALUATION OVERVIEW
================================================================================

VALUATION SUMMARY
(Figures in Thousands, Except per Share Data)


                                   Cash (6/30/00)                        $2,888
                                   Debt (6/30/00)                        18,735
                                   Fully Diluted Shares Outstanding    24,510.4


I. COMPARABLE COMPANY ANALYSIS
---------------------------------------------------------------------------------------------------------
                                                   ADJ. MULTIPLE RANGE (1)       ENTERPRISE VALUE
                                     FINANCIAL     -----------------------    ------------------------
                                     STATISTIC     LOW               HIGH       LOW           HIGH
                                     ---------     ---               ----       ---           ----
LTM EBITDA                           $38,317.0     4.7x               7.8x    $181,899.3    $297,546.5
LTM EBIT                             $28,929.0     6.4x              11.1x    $185,065.6    $320,362.2
LTM EPS                                  $0.69     9.3x              18.2x          --            --

CY 2000E EBITDA                      $35,349.5     5.0x               7.3x    $177,029.9    $259,300.9
CY 2000E EBIT                        $26,153.0     7.0x              10.5x    $183,711.2    $274,172.6
CY 2000E EPS                             $0.63     8.8x              15.7x          --            --

CY 2001E EBITDA (Conservative Case)  $42,967.3     4.4x               6.5x    $188,263.0    $280,038.7
CY 2001E EBIT (Conservative Case)    $33,901.6     5.9x               9.1x    $198,937.9    $309,936.0
CY 2001E EPS (Conservative Case)         $0.86     7.5x              13.0x          --            --




I. COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------------------
                                              EQUITY VALUE            PRICE PER SHARE AMOUNT
                                         -------------------------    ----------------------
                                           LOW            HIGH          LOW          HIGH
                                           ---            ----          ---          ----
LTM EBITDA                               $166,052.5     $281,699.7     $6.77        $11.49
LTM EBIT                                 $169,218.9     $304,515.5     $6.90        $12.42
LTM EPS                                        --             --       $6.93         $9.38

CY 2000E EBITDA                          $161,183.2     $243,454.2     $6.58         $9.93
CY 2000E EBIT                            $167,864.5     $258,325.9     $6.85        $10.54
CY 2000E EPS                                   --             --       $6.05         $8.19

CY 2001E EBITDA (Conservative Case)      $172,416.3     $264,191.9     $7.03        $10.78
CY 2001E EBIT (Conservative Case)        $183,091.1     $294,089.3     $7.47        $12.00
CY 2001E EPS (Conservative Case)                 --             --     $6.83         $9.25

                                           REFERENCE RANGE             $6.82        $10.44


II. PRECEDENT TRANSACTION ANALYSIS
---------------------------------------------------------------------------------------------------------
                                                   ADJ. MULTIPLE RANGE (2)       ENTERPRISE VALUE
                                     FINANCIAL     -----------------------    ------------------------
                                     STATISTIC     LOW               HIGH       LOW           HIGH
                                     ---------     ---               ----       ---           ----
CY 2000E EBITDA                      $35,349.5     6.9x               8.8x    $245,228.1    $310,136.2
CY 2000E EBIT                        $26,153.0     7.9x              10.3x    $205,987.1    $269,058.9
CY 2000E EPS                             $0.63    11.0x              16.5x          --            --


II. PRECEDENT TRANSACTION ANALYSIS
--------------------------------------------------------------------------------------------
                                              EQUITY VALUE            PRICE PER SHARE AMOUNT
                                         -------------------------    ----------------------
                                           LOW            HIGH          LOW          HIGH
                                           ---            ----          ---          ----
CY 2000E EBITDA                          $229,381.3     $294,289.5     $9.36        $12.01
CY 2000E EBIT                            $190,140.4     $253,212.1     $7.76        $10.33
CY 2000E EPS                                     --             --     $7.41        $10.03

                                           REFERENCE RANGE             $8.18        $10.79

----------------------------
(1) EBITDA and EBIT multiples are based on the mean plus/minus one standard deviation. EPS multiples are based on the actual low and high ranges.

(2) Based on the mean plus/minus one standard deviation.



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



                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


VALUATION OVERVIEW
================================================================================

VALUATION SUMMARY
(Figures in Thousands, Except per Share Data)


III. DISCOUNTED CASH FLOW ANALYSIS(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                          DISCOUNT RATE      EBITDA EXIT MULTIPLE          EQUITY VALUE
                                                          -------------      --------------------          ------------
                                                          LOW      HIGH         LOW       HIGH          LOW          HIGH
                                                          ---      ----         ---       ----          ---          ----

Based upon Upside Case 2001-2005 Projections             14.0%     18.0%        5.5x      6.5x       $295,259.7    $387,802.3


                                                                            PERPETUITY GROWTH RATE         EQUITY VALUE
                                                                            ----------------------         ------------
                                                                                LOW       HIGH          LOW          HIGH
                                                                                ---       ----          ---          ----

                                                                                3.0%      4.0%       $226,916.7    $344,175.7




                                                          DISCOUNT RATE      EBITDA EXIT MULTIPLE          EQUITY VALUE
                                                          -------------      --------------------          ------------
                                                          LOW      HIGH         LOW       HIGH          LOW          HIGH
                                                          ---      ----         ---       ----          ---          ----

Based upon Conservative Case 2001-2005 Projections       12.0%     16.0%        5.5x      6.5x       $238,614.9    $318,998.5


                                                                            PERPETUITY GROWTH RATE         EQUITY VALUE
                                                                            ----------------------         ------------
                                                                                LOW       HIGH          LOW          HIGH
                                                                                ---       ----          ---          ----

                                                                                3.0%      4.0%       $163,210.7    $269,304.2





III. DISCOUNTED CASH FLOW ANALYSIS(1)
-------------------------------------------------------------------------------------------------------------

                                                                                       PRICE PER SHARE AMOUNT
                                                                                       ----------------------
                                                                                          LOW         HIGH
                                                                                          ---         ----

Based upon Upside Case 2001-2005 Projections                                             $12.05      $15.82


                                                                                       PRICE PER SHARE AMOUNT
                                                                                       ----------------------
                                                                                          LOW         HIGH
                                                                                          ---         ----

                                                                                          $9.26      $14.04


                                                               REFERENCE RANGE           $10.65      $14.93

                                                                                       PRICE PER SHARE AMOUNT
                                                                                       ----------------------
                                                                                          LOW         HIGH
                                                                                          ---         ----

Based upon Conservative Case 2001-2005 Projections                                        $9.74      $13.01


                                                                                       PRICE PER SHARE AMOUNT
                                                                                       ----------------------
                                                                                          LOW         HIGH
                                                                                          ---         ----

                                                                                          $6.66      $10.99


                                                               REFERENCE RANGE            $8.20      $12.00


-----------------------------
(1) Based on management estimates.



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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


VALUATION OVERVIEW
================================================================================

VALUATION SUMMARY
(Figures in Thousands, Except per Share Data)


IV. LEVERAGED BUYOUT ANALYSIS(1)
------------------------------------------------------------------------------------------------------------------------------------

                                                       EBITDA EXIT MULTIPLE       IRR RETURN               EQUITY VALUE
                                                       --------------------       ----------               ------------
                                                          LOW      HIGH         LOW       HIGH          LOW          HIGH
                                                          ---      ----         ---       ----          ---          ----

Based upon Upside Case 2001-2005 Projections             5.5x      6.5x        35.0%     40.0%       $208,828.7    $225,005.6



                                                       EBITDA EXIT MULTIPLE       IRR RETURN               EQUITY VALUE
                                                       --------------------       ----------               ------------
                                                          LOW      HIGH         LOW       HIGH          LOW          HIGH
                                                          ---      ----         ---       ----          ---          ----

Based upon Conservative Case 2001-2005 Projections       5.5x      6.5x        35.0%     39.9%       $178,926.0    $188,975.3



IV. LEVERAGED BUYOUT ANALYSIS
-------------------------------------------------------------------------------------------------------------

                                                                                       PRICE PER SHARE AMOUNT
                                                                                       ----------------------
                                                                                          LOW         HIGH
                                                                                          ---         ----

Based upon Upside Case 2001-2005 Projections                                              $8.52       $9.18



                                                               REFERENCE RANGE            $8.52       $9.18

                                                                                       PRICE PER SHARE AMOUNT
                                                                                       ----------------------
                                                                                          LOW         HIGH
                                                                                          ---         ----

Based upon Conservative Case 2001-2005 Projections                                        $7.30       $7.71



                                                               REFERENCE RANGE            $7.30       $7.71



V. PREMIUMS PAID IN MINORITY BUYOUT TRANSACTIONS(2)
------------------------------------------------------------------------------------------------------------------------------------

                                        JLK PRICE PRIOR TO ANNOUNCEMENT         AVERAGE PREMIUM            PRICE PER SHARE AMOUNT
                                        -------------------------------         ---------------            ----------------------
                                        1 DAY       1 WEEK      4 WEEKS      1 DAY  1 WEEK  4 WEEKS     1 DAY    1 WEEK    4 WEEKS
                                        -----       ------      -------      -----  ------  -------     -----    ------    -------

Prices Prior to Announcement Date       $5.81        $4.50       $5.19       28.6%   33.9%   40.5%      $7.48    $6.03      $7.29


                                                               REFERENCE RANGE                                   $6.03      $7.48

-----------------------------
(1) Based on management estimates.
(2) Announced minority buyout transactions for the period 8/1/98 - YTD 2000.



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
                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


VALUATION OVERVIEW
================================================================================

COMPARABLE COMPANIES ANALYSIS
(Figures in Thousands, Except per Share Data)

                                              LAST                   SHARES
                                  TICKER     FISCAL       LTM         O/S        PRICE @    MARKET
        COMPANY                   SYMBOL      YEAR        DATE       (000)       9/07/00     CAP.           DEBT
        -------                   ------      ----        ----       -----       -------     ----           ----
Current Trading Price - JLK        JLK       Jun-99      Jun-00      24,510       $6.31     $154,722       $18,735
Original Offer Price - JLK         JLK       Jun-99      Jun-00      24,510       $6.70     $164,220       $18,735
FINAL OFFER PRICE - JLK            JLK       JUN-99      JUN-00      24,510       $8.75     $214,466       $18,735

Airgas                             ARG       Mar-00      Jun-00      67,147       $6.38     $428,060      $886,006
Applied Industrial Tech. (1)       AIT       Jun-00      Jun-00      20,550       17.00      349,358       112,168
Industrial Distribution Group      IDG       Dec-99      Jun-00       8,877        2.88       25,521        44,436
Lawson Products                    LAWS      Dec-99      Jun-00       9,757       25.13      245,154             0
MSC Industrial Direct              MSM       Aug-99      May-00      70,070       16.00    1,121,123        87,067
W.W. Grainger                      GWW       Dec-99      Jun-00      94,050       29.81    2,803,866       425,772
WESCO International (2)            WCC       Dec-99      Jun-00      49,454        9.19      454,357       789,945

                                                                          52 - WEEK
                                                                         PRICE RANGE
                                                          FIRM        ------------------      PRICE IN
       COMPANY                             CASH          VALUE         HIGH         LOW         RANGE
       -------                             ----          -----         ----         ---         -----
Current Trading Price - JLK               $2,888        $170,569      $11.69       $4.50         25%
Original Offer Price - JLK                $2,888        $180,067      $11.69       $4.50         31%
FINAL OFFER PRICE - JLK                   $2,888        $230,313      $11.69       $4.50         59%

Airgas                                        $0      $1,314,066      $13.13       $4.63         21%
Applied Industrial Tech. (1)              12,349         449,177       18.31       14.31         67%
Industrial Distribution Group                695          69,262        4.81        2.25         24%
Lawson Products                           18,296         226,858       26.00       20.50         84%
MSC Industrial Direct                      5,645       1,202,545       23.25        7.50         54%
W.W. Grainger                             57,139       3,172,499       56.88       28.50          5%
WESCO International (2)                   17,239       1,227,063       17.44        5.50         31%


SECTION 2: MULTIPLE ANALYSIS

                                   FIRM VALUE/REVENUE MULTIPLE           FIRM VALUE/EBITDA MULTIPLE
                                  -----------------------------       --------------------------------
         COMPANY                  LTM        2000E        2001E        LTM         2000E         2001E
         -------                  ---        -----        -----        ---         -----         -----
Current Trading Price - JLK       0.3x        0.3x        0.3x         4.5x         4.8x         3.8x
Original Offer Price - JLK        0.4x        0.4x        0.3x         4.7x         5.1x         4.0x
FINAL OFFER PRICE - JLK           0.5x        0.5x        0.4x         6.0x         6.5x         5.1x

Airgas                            0.8x        0.8x        0.8x         6.3x         6.2x         5.7x
Applied Industrial Tech. (1)      0.3x        0.3x        0.3x         5.6x         5.3x         4.5x
Industrial Distribution Group     0.1x        0.1x        0.1x         5.1x         4.8x         4.2x
Lawson Products                   0.7x          NA          NA         4.5x           NA           NA
MSC Industrial Direct             1.6x*       1.4x*       1.1x*       12.1x*       10.4x*        8.1x*
W.W. Grainger                     0.7x        0.6x        0.6x         8.2x         7.5x         6.3x
WESCO International (2)           0.3x        0.3x        0.3x         7.9x         7.1x         6.6x

-----------------------------------------------------------------------------------------------------------
High                              0.8x        0.8x        0.8x         8.2x         7.5x         6.6x
MEDIAN                            0.5x        0.3x        0.3x         6.0x         6.2x         5.7x
Mean                              0.5x        0.4x        0.4x         6.3x         6.2x         5.4x
Low                               0.1x        0.1x        0.1x         4.5x         4.8x         4.2x
-----------------------------------------------------------------------------------------------------------

                                           FIRM VALUE/EBIT MULTIPLE                   P/E MULTIPLE
                                       --------------------------------      --------------------------------
         COMPANY                        LTM         2000E         2001E       LTM         2000E         2001E
         -------                        ---         -----         -----       ---         -----         -----
Current Trading Price - JLK             5.9x         6.5x         4.7x        9.2x        10.0x         6.9x
Original Offer Price - JLK              6.2x         6.9x         5.0x        9.7x        10.6x         7.3x
FINAL OFFER PRICE - JLK                 8.0x         8.8x         6.4x       12.7x        13.8x         9.5x

Airgas                                 11.2x        11.1x         9.8x       12.0x        11.8x         9.7x
Applied Industrial Tech. (1)            7.8x         7.4x         6.2x       11.3x        10.3x         8.3x
Industrial Distribution Group           7.8x         7.1x         5.8x        9.5x         9.6x         8.2x
Lawson Products                         5.2x           NA           NA        9.3x           NA           NA
MSC Industrial Direct                  13.8x*       12.1x*        9.2x*      21.8x*       19.2x*       15.9x*
W.W. Grainger                          11.3x        10.0x         8.2x       18.2x        15.7x        13.0x
WESCO International (2)                 9.2x         8.2x         7.5x       10.8x         8.8x         7.5x

------------------------------------------------------------------------------------------------------------
High                                   11.3x        11.1x         9.8x       18.2x        15.7x        13.0x
MEDIAN                                  8.5x         8.2x         7.5x       11.1x        10.3x         8.3x
Mean                                    8.7x         8.8x         7.5x       11.9x        11.2x         9.3x
Low                                     5.2x         7.1x         5.8x        9.3x         8.8x         7.5x
------------------------------------------------------------------------------------------------------------

* Excludes data outliers.

(1) Shares outstanding are from the 10-Q for the period ended March 31, 2000.

(2) Includes $337.6 million A/R securitization program based on 10-K disclosure.

[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


VALUATION OVERVIEW
================================================================================

PRECEDENT TRANSACTIONS ANALYSIS
(Figures in Millions, Except per Share Data)

                                                                   DATE          NET            FIRM
TARGET NAME                         ACQUIROR NAME               ANNOUNCED       DEBT           VALUE
-----------                         -------------               ---------       ----           -----
JLK DIRECT DISTRIBUTION INC         KENNAMETAL INC              TBD             $15.8          $230.3

Bruckner Supply Co Inc              WESCO Distribution Inc      09/11/98         $3.5          $101.3
White Cap Industries Inc            Investor Group              07/22/99         54.7           239.0
Tristar Aerospace Co                AlliedSignalInc             11/01/99        107.0           283.8
Vallen Corp                         Hagemeyer NV                11/15/99         16.8           199.0
JA Sexauer Inc (Dyson Kissner)      Wilmar Industries Inc       11/15/99          0.0            85.0
Wilmar Industries Inc               Investor Group              12/23/99         62.0           290.9
Cameron Ashley Building Prods       Guardian Industries         01/17/00        170.6           342.0
Barnett Inc. (Waxman USA)           Wilmar Industries Inc       07/10/00         33.0           241.6
Westburne Inc                       Rexel S.A.                  07/20/00        126.2         1,116.1

HIGH
MEAN
MEDIAN
LOW

                                                                          PREMIUMS PAID
                                                                  -----------------------------
                                         EQUITY        OFFER      1 DAY      1 WEEK     1 MONTH
TARGET NAME                               VALUE        PRICE      PRIOR      PRIOR       PRIOR
-----------                               -----        -----      -----      -----       -----
JLK DIRECT DISTRIBUTION INC              $214.5        $8.75      50.5%      94.4%       68.7%

Bruckner Supply Co Inc                    $99.1           NA         NA         NA          NA
White Cap Industries Inc                  185.4       $16.50      49.2%      45.1%       55.3%
Tristar Aerospace Co                      182.0         9.50      43.4%      67.0%       65.2%
Vallen Corp                               184.0        25.00      26.6%      47.1%       83.5%
JA Sexauer Inc (Dyson Kissner)             86.4           NA         NA         NA          NA
Wilmar Industries Inc                     229.8        18.25      30.4%      27.0%       18.7%
Cameron Ashley Building Prods             171.4        18.35      64.0%      59.6%      101.1%
Barnett Inc. (Waxman USA)                 214.0        13.15      25.2%      35.3%       29.9%
Westburne Inc                             989.9        22.75      14.0%      23.0%       20.7%

HIGH                                                              64.0%      67.0%      101.1%
MEAN                                                              36.1%      43.4%       53.5%
MEDIAN                                                            30.4%      45.1%       55.3%
LOW                                                               14.0%      23.0%       18.7%

                                                                                         LTM
                                                                  ------------------------------------------------
TARGET NAME                          ACQUIROR NAME                NET INCOME     REVENUE        EBITDA        EBIT
-----------                          -------------                ----------     -------        ------        ----
JLK DIRECT DISTRIBUTION INC          KENNAMETAL INC                 $16.9         $499.3        $38.3        $28.9

Bruckner Supply Co Inc               WESCO Distribution Inc          $8.5         $241.3        $13.6        $13.5
White Cap Industries Inc             Investor Group                  10.6          304.2         26.3         21.4
Tristar Aerospace Co                 AlliedSignalInc                 15.6          207.4         35.5         33.0
Vallen Corp                          Hagemeyer NV                    12.0          387.0         23.9         19.1
JA Sexauer Inc (Dyson Kissner)       Wilmar Industries Inc            5.2           79.0         10.2          9.4
Wilmar Industries Inc                Investor Group                  13.9          295.5         32.3         29.1
Cameron Ashley Building Prods        Guardian Industries             17.1        1,138.4         51.8         39.3
Barnett Inc. (Waxman USA)            Wilmar Industries Inc           15.9          278.8         34.3         28.6
Westburne Inc                        Rexel S.A.                      88.9        2,753.0        163.3        142.0

HIGH
MEAN
MEDIAN
LOW

                                                             LTM
                                         --------------------------------------------
                                         EQUITY VALUE/             FIRM VALUE/
                                         -------------   ----------------------------
TARGET NAME                               NET INCOME     REVENUE     EBITDA      EBIT
-----------                               ----------     -------     ------      ----
JLK DIRECT DISTRIBUTION INC                  12.7x         0.5x       6.0x       8.0x

Bruckner Supply Co Inc                       11.7x         0.4x       7.4x       7.5x
White Cap Industries Inc                     17.6          0.8        9.1       11.2
Tristar Aerospace Co                         11.7          1.4        8.0        8.6
Vallen Corp                                  15.3          0.5        8.3       10.4
JA Sexauer Inc (Dyson Kissner)               16.5          1.1        8.3        9.0
Wilmar Industries Inc                        16.5          1.0        9.0       10.0
Cameron Ashley Building Prods                10.0          0.3        6.6        8.7
Barnett Inc. (Waxman USA)                    13.4          0.9        7.0        8.5
Westburne Inc                                11.1          0.4        6.8        7.9

HIGH                                         17.6x         1.4x       9.1x      11.2x
MEAN                                         13.8          0.7        7.9        9.1
MEDIAN                                       13.4          0.8        8.0        8.7
LOW                                          10.0          0.3        6.6        7.5

[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

VALUATION OVERVIEW
================================================================================

DISCOUNTED CASH FLOW ANALYSIS (EBITDA MULTIPLE METHOD) - UPSIDE CASE (Figures in Thousands, Except per Share Data)

                                                 ACTUAL                                     PROJECTED
                                               ----------     ---------------------------------------------------------------------
Fiscal Year End 06/30                             2000          2001           2002           2003            2004          2005
                                               ----------     ----------     ----------     ----------     ----------    ----------
Revenues                                       $499,292.0     $523,194.0     $565,566.0     $614,410.0     $671,521.0    $738,255.0
EBITDA                                           38,317.0       38,005.0       47,569.0       57,791.0       71,022.0      83,496.0
Less: Depreciation & Amortization                (9,388.0)      (9,005.0)      (9,132.0)      (8,741.0)      (9,463.0)     (9,947.0)
                                               ----------     ----------     ----------     ----------     ----------    ----------
EBIT                                             28,929.0       29,000.0       38,437.0       49,050.0       61,559.0      73,549.0
Less: Income Taxes @ 39.5%                      (11,427.0)     (11,455.0)     (15,182.6)     (19,374.8)     (24,315.8)    (29,051.9)
                                               ----------     ----------     ----------     ----------     ----------    ----------
   UNLEVERED AFTER-TAX INCOME                    17,502.0       17,545.0       23,254.4       29,675.3       37,243.2      44,497.1

Plus: Depreciation & Amortization                 9,388.0        9,005.0        9,132.0        8,741.0        9,463.0       9,947.0
Less: Capital Expenditures                       (7,699.0)      (6,867.0)      (7,000.0)      (7,000.0)      (7,000.0)     (7,000.0)
Less: Working Capital Investment                (24,403.9)      13,698.9        5,596.0        2,635.0       (1,264.0)     (3,336.0)
                                               ----------     ----------     ----------     ----------     ----------    ----------
   FREE CASH FLOW                              $ (5,212.9)    $ 33,381.9     $ 30,982.4     $ 34,051.3     $ 38,442.2    $ 44,108.1
                                               ==========     ==========     ==========     ==========     ==========    ==========

TERMINAL VALUE BASED ON EBITDA
  MULTIPLE                       --------------------------------------------------------------------------------------------------
EXIT MULTIPLE IN YEAR 5 (2005)                 5.5 X EBITDA   |          6.0 X EBITDA                    6.5 X EBITDA
                                 --------------------------------------------------------------------------------------------------
                                    14.0%     16.0%      18.0%      14.0%      16.0%      18.0%      14.0%      16.0%      18.0%
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Discounted Free Cash Flows
   2001 - 2005                   $121,775.2 $115,849.4 $110,373.6 $121,775.2 $115,849.4 $110,373.6 $121,775.2 $115,849.4 $110,373.6
Discounted Terminal Value         238,508.6  218,644.4  200,732.8  260,191.2  238,521.2  218,981.2  281,873.8  258,398.0  237,229.7
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   ENTERPRISE VALUE               360,283.8  334,493.8  311,106.4  381,966.4  354,370.6  329,354.8  403,649.0  374,247.4  347,603.3

Less: Debt, Preferred &
   Minority Interest @
   06/30/00(1)                    (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7)
Plus: Cash @ 06/30/00               2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   IMPLIED EQUITY VALUE          $344,437.1 $318,647.1 $295,259.7 $366,119.7 $338,523.9 $313,508.1 $387,802.3 $358,400.6 $331,756.5
                                 ========== ========== ========== ========== ========== ========== ========== ========== ==========

-------------------------------
Shares Outstanding    24,510.4
-------------------------------

                                   -----------------------------------------------------------------------------------------
                                                              EQUITY VALUE BASED ON EBITDA MULTIPLE
                                   -----------------------------------------------------------------------------------------
                                                                                EBITDA Terminal Multiple
                                   Discount                  ---------------------------------------------------------------
                                     Rate                        5.5x                     6.0x                     6.5x
                                   --------                  ---------------         ---------------         ---------------
                                    14.0%                       $14.05                   $14.94                  $15.82
                                    16.0%                       $13.00                   $13.81                  $14.62
                                    18.0%                       $12.05                   $12.79                  $13.54
                                   -----------------------------------------------------------------------------------------

---------------
(1) Assumes that A/R securitization program has been unwound.

[CIBC WORLD MARKETS LOGO]
                                                                              37

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

VALUATION OVERVIEW
================================================================================

DISCOUNTED CASH FLOW ANALYSIS (PERPETUITY METHOD) - UPSIDE CASE
(Figures in Thousands, Except per Share Data)

                                                  ACTUAL                                     PROJECTED
                                               ----------     ---------------------------------------------------------------------
Fiscal Year End 06/30                             2000          2001           2002           2003            2004          2005
                                               ----------     ----------     ----------     ----------     ----------    ----------
Sales                                          $499,292.0     $523,194.0     $565,566.0     $614.410.0     $671,521.0    $738,255.0
EBITDA                                           38,317.0       38,005.0       47,569.0       57,791.0       71,022.0      83,496.0
Less: Depreciation & Amortization                (9,388.0)      (9,005.0)      (9,132.0)      (8,741.0)      (9,463.0)     (9,947.0)
                                               ----------     ----------     ----------     ----------     ----------    ----------
EBIT                                             28,929.0       29,000.0       38,437.0       49,050.0       61,559.0      73,549.0
Less: Income Taxes @ 39.5%                      (11,427.0)     (11,455.0)     (15,182.6)     (19,374.8)     (24,315.8)    (29,051.9)
                                               ----------     ----------     ----------     ----------     ----------    ----------
   UNLEVERED AFTER-TAX INCOME                    17,502.0       17,545.0       23,254.4       29,675.3       37,243.2      44,497.1

Plus: Depreciation & Amortization                 9,388.0        9,005.0        9,132.0        8,741.0        9,463.0       9,947.0
Less: Capital Expenditures                       (7,699.0)      (6,867.0)      (7,000.0)      (7,000.0)      (7,000.0)     (7,000.0)
Less: Working Capital Investment                (24,403.9)      13,698.9        5,596.0        2,635.0       (1,264.0)     (3,336.0)
                                               ----------     ----------     ----------     ----------     ----------    ----------
   FREE CASH FLOW                              $ (5,212.9)    $ 33,381.9     $ 30,982.4     $ 34,051.3     $ 38,442.2    $ 44,108.1
                                               ==========     ==========     ==========     ==========     ==========    ==========

TERMINAL VALUE BASED ON FREE
  CASH FLOW                      --------------------------------------------------------------------------------------------------
PERPETUITY GROWTH AFTER YEAR       3.0% PERPETUITY GROWTH RATE       3.5% PERPETUITY GROWTH RATE      4.0% PERPETUITY GROWTH RATE
  2005                           --------------------------------------------------------------------------------------------------
                                    14.0%     16.0%      18.0%      14.0%      16.0%      18.0%      14.0%      16.0%      18.0%
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Discounted Free Cash Flows
   2001 - 2005                   $121,775.2 $115,849.4 $110,373.6 $121,775.2 $115,849.4 $110,373.6 $121,775.2 $115,849.4 $110,373.6
Discounted Terminal Value         214,505.8  166,388.3  132,389.9  225,811.3  173,883.8  137,619.9  238,247.2  182,004.0  143,223.4
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   ENTERPRISE VALUE               336,281.0  282,237.7  242,763.5  347,586.4  289,733.2  247,993.5  360,022.4  297,853.4  253,597.0

Less: Debt, Preferred &
   Minority Interest @
   06/30/00(1)                    (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7)
Plus: Cash @ 06/30/00               2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   IMPLIED EQUITY VALUE          $320,434.3 $266,390.9 $226,916.7 $331,739.7 $273,886.5 $232,146.7 $344,175.7 $282,006.7 $237,750.3
                                 ========== ========== ========== ========== ========== ========== ========== ========== ==========

-------------------------------
Shares Outstanding    24,510.4
-------------------------------

                                   -----------------------------------------------------------------------------------------
                                                          EQUITY VALUE PER SHARE BASED ON PERPETUITY GROWTH
                                   -----------------------------------------------------------------------------------------
                                                                                  Terminal Growth Rate
                                   Discount                  ---------------------------------------------------------------
                                     Rate                        3.0%                     3.5%                     4.0%
                                   --------                  ---------------         ---------------         ---------------
                                    14.0%                       $13.07                   $13.53                  $14.04
                                    16.0%                       $10.87                   $11.17                  $11.51
                                    18.0%                        $9.26                    $9.47                   $9.70
                                   -----------------------------------------------------------------------------------------

---------------
(1) Assumes that A/R securitization program has been unwound.

[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

VALUATION OVERVIEW
================================================================================

DISCOUNTED CASH FLOW ANALYSIS (EBITDA MULTIPLE METHOD) - CONSERVATIVE CASE (Figures in Thousands, Except per Share Data)

                                                  ACTUAL                                     PROJECTED
                                               ----------     ---------------------------------------------------------------------
Fiscal Year End 06/30                             2000          2001           2002           2003            2004          2005
                                               ----------     ----------     ----------     ----------     ----------    ----------
Revenues                                       $499,292.0     $523,194.0     $549,230.0     $583,707.0     $618,844.0    $655,952.0
EBITDA                                           38,317.0       38,005.0       43,026.0       50,495.0       58,805.0      68,249.0
Less: Depreciation & Amortization                (9,388.0)      (9,005.0)      (9,132.0)      (8,741.0)      (9,463.0)     (9,947.0)
                                               ----------     ----------     ----------     ----------     ----------    ----------
EBIT                                             28,929.0       29,000.0       33,894.0       41,754.0       49,342.0      58,302.0
Less: Income Taxes @ 39.5%                      (11,427.0)     (11,455.0)     (13,388.1)     (16,492.8)     (19,490.1)    (23,029.3)
                                               ----------     ----------     ----------     ----------     ----------    ----------
   UNLEVERED AFTER-TAX INCOME                    17,502.0       17,545.0       20,505.9       25,261.2       29,851.9      35,272.7

Plus: Depreciation & Amortization                 9,388.0        9,005.0        9,132.0        8,741.0        9,463.0       9,947.0
Less: Capital Expenditures                       (7,699.0)      (6,867.0)      (7,000.0)      (7,000.0)      (7,000.0)     (7,000.0)
Less: Working Capital Investment                (24,403.9)      13,698.9       (8,566.0)      (9,509.0)     (10,114.0)    (10,832.0)
                                               ----------     ----------     ----------     ----------     ----------    ----------
   FREE CASH FLOW                              $ (5,212.9)    $ 33,381.9     $ 14,071.9     $ 17,493.2     $ 22,200.9    $ 27,387.7
                                               ==========     ==========     ==========     ==========     ==========    ==========

TERMINAL VALUE BASED ON EBITDA
  MULTIPLE                       --------------------------------------------------------------------------------------------------
EXIT MULTIPLE IN YEAR 5 (2005)            5.5 X EBITDA           |         6.0 X EBITDA           |         6.5 X EBITDA
                                 --------------------------------------------------------------------------------------------------
                                    12.0%     14.0%      16.0%      12.0%      14.0%      16.0%      12.0%      14.0%      16.0%
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Discounted Free Cash Flows
   2001 - 2005                   $ 83,124.2 $ 79,286.7 $ 75,743.3 $ 83,124.2 $ 79,286.7 $ 75,743.3 $ 83,124.2 $ 79,286.7 $ 75,743.3
Discounted Terminal Value         212,994.7  194,955.2  178,718.3  232,357.9  212,678.4  194,965.4  251,721.1  230,401.5  211,212.5
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   ENTERPRISE VALUE               296,118.9  274,241.8  254,461.6  315,482.1  291,965.0  270,708.8  334,845.2  309,688.2  286,955.9

Less: Debt, Preferred &
   Minority Interest @
   06/30/00(1)                    (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7)
Plus: Cash @ 06/30/00               2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   IMPLIED EQUITY VALUE          $280,272.2 $258,395.1 $238,614.9 $299,635.3 $276,118.3 $254,862.0 $318,998.5 $293,841.5 $271,109.2
                                 ========== ========== ========== ========== ========== ========== ========== ========== ==========

-------------------------------
Shares Outstanding    24,510.4
-------------------------------

                                   -----------------------------------------------------------------------------------------
                                                              EQUITY VALUE BASED ON EBITDA MULTIPLE
                                   -----------------------------------------------------------------------------------------
                                                                                EBITDA Terminal Multiple
                                   Discount                  ---------------------------------------------------------------
                                     Rate                        5.5x                     6.0x                     6.5x
                                   --------                  ---------------         ---------------         ---------------
                                    12.0%                       $11.43                   $12.22                  $13.01
                                    14.0%                       $10.54                   $11.27                  $11.99
                                    16.0%                       $ 9.74                   $10.40                  $11.06
                                   -----------------------------------------------------------------------------------------

---------------
(1) Assumes that A/R securitization program has been unwound.

[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

VALUATION OVERVIEW
================================================================================

DISCOUNTED CASH FLOW ANALYSIS (PERPETUITY METHOD) - CONSERVATIVE CASE (Figures in Thousands, Except per Share Data)

                                                  ACTUAL                                     PROJECTED
                                               ----------     ---------------------------------------------------------------------
Fiscal Year End 06/30                             2000          2001           2002           2003            2004          2005
                                               ----------     ----------     ----------     ----------     ----------    ----------
Sales                                          $499,292.0     $523,194.0     $549,230.0     $583,707.0     $618,844.0    $655,952.0
EBITDA                                           38,317.0       38,005.0       43,026.0       50,495.0       58,805.0      68,249.0
Less: Depreciation & Amortization                (9,388.0)      (9,005.0)      (9,132.0)      (8,741.0)      (9,463.0)     (9,947.0)
                                               ----------     ----------     ----------     ----------     ----------    ----------
EBIT                                             28,929.0       29,000.0       33,894.0       41,754.0       49,342.0      58,302.0
Less: Income Taxes @ 39.5%                      (11,427.0)     (11,455.0)     (13,388.1)     (16,492.8)     (19,490.1)    (23,029.3)
                                               ----------     ----------     ----------     ----------     ----------    ----------
   UNLEVERED AFTER-TAX INCOME                    17,502.0       17,545.0       20,505.9       25,261.2       29,851.9      35,272.7

Plus: Depreciation & Amortization                 9,388.0        9,005.0        9,132.0        8,741.0        9,463.0       9,947.0
Less: Capital Expenditures                       (7,699.0)      (6,867.0)      (7,000.0)      (7,000.0)      (7,000.0)     (7,000.0)
Less: Working Capital Investment                (24,403.9)      13,698.9       (8,566.0)      (9,509.0)     (10,114.0)    (10,832.0)
                                               ----------     ----------     ----------     ----------     ----------    ----------
   FREE CASH FLOW                              $ (5,212.9)    $ 33,381.9     $ 14,071.9     $ 17,493.2     $ 22,200.9    $ 27,387.7
                                               ==========     ==========     ==========     ==========     ==========    ==========

TERMINAL VALUE BASED ON FREE
  CASH FLOW                      --------------------------------------------------------------------------------------------------
PERPETUITY GROWTH AFTER YEAR       3.0% PERPETUITY GROWTH RATE   |   3.5% PERPETUITY GROWTH RATE  |   4.0% PERPETUITY GROWTH RATE
  2005                           --------------------------------------------------------------------------------------------------
                                    12.0%     14.0%      16.0%      12.0%      14.0%      16.0%      12.0%      14.0%      16.0%
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Discounted Free Cash Flows
   2001 - 2005                   $ 83,124.2 $ 79,286.7 $ 75,743.3 $ 83,124.2 $ 79,286.7 $ 75,743.3 $ 83,124.2 $ 79,286.7 $ 75,743.3
Discounted Terminal Value         177,852.6  133,191.3  103,314.1  189,228.7  140,211.1  107,968.3  202,026.8  147,932.9  113,010.3
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   ENTERPRISE VALUE               260,976.8  212,478.0  179,057.5  272,352.9  219,497.8  183,711.6  285,151.0  227,219.6  188,753.6

Less: Debt, Preferred &
   Minority Interest @
   06/30/00(1)                    (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7) (18,734.7)
Plus: Cash @ 06/30/00               2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0    2,888.0
                                 ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
   IMPLIED EQUITY VALUE          $245,130.1 $196,631.3 $163,210.7 $256,506.2 $203,651.1 $167,864.9 $269,304.2 $211,372.8 $172,906.9
                                 ========== ========== ========== ========== ========== ========== ========== ========== ==========

-------------------------------
Shares Outstanding    24,510.4
-------------------------------

                                   -----------------------------------------------------------------------------------------
                                                      EQUITY VALUE PER SHARE BASED ON PERPETUITY GROWTH
                                   -----------------------------------------------------------------------------------------
                                                                                  Terminal Growth Rate
                                   Discount                  ---------------------------------------------------------------
                                     Rate                        3.0%                     3.5%                     4.0%
                                   --------                  ---------------         ---------------         ---------------
                                    12.0%                       $10.00                   $10.47                  $10.99
                                    14.0%                       $ 8.02                   $ 8.31                  $ 8.62
                                    16.0%                       $ 6.66                   $ 6.85                  $ 7.05
                                   -----------------------------------------------------------------------------------------

---------------
(1) Assumes that A/R securitization program has been unwound.

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                                                                              40

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

VALUATION OVERVIEW
================================================================================

LBO RETURNS SUMMARY - UPSIDE CASE
(Figures in Thousands, Except per Share Data)

                             PURCHASE PRICE @ $8.52

                           SOURCES AND USES OF FUNDS

SOURCES OF FUNDS                          AMOUNT           RATE         PERCENT
----------------                         ---------         ----         -------
Bank Revolver                            $      0.0         8.5%          0.0%
Acquisition Senior Debt(1)                105,371.8         9.7%         44.9%
Acquisition PIK Preferred                       0.0        12.5%          0.0%
Acquisition Subordinated Debt(2)           47,896.3        12.5%         20.4%
Equity Sponsor                             81,293.5                      34.7%
                                         ----------                     -----
     TOTAL SOURCES OF FUNDS              $234,561.5                     100.0%

USES OF FUNDS
-------------
Purchase of Motown Common Equity         $208,828.7                      89.0%
Existing Motown Current Debt               18,734.7                       8.0%
Existing Motown Senior Debt                     0.0                       0.0%
Transaction Costs                           2,400.0                       1.0%
Deferred Fees                               4,598.0         3.0%          2.0%
                                         ----------                     -----
     TOTAL USES OF FUNDS                 $234,561.5                     100.0%

                      SUMMARY CREDIT/LEVERAGE STATISTICS

                                                     2000 PF       2001       2002
                                                     -----------------------------
Total Debt, Preferred & Minority Interest/EBITDA       4.0x        3.5x       2.4x
EBITDA/Fixed Charges                                   3.8x        2.4x       3.3x
(EBITDA-Capex)/Fixed Charges                           3.0x        1.9x       2.8x

                         EQUITY SPONSOR IRR CALCULATION
EBITDA MULTIPLE                                        2003        2004       2005
---------------                                      -----------------------------
     5.5x                                              37.4%       39.4%      37.5%
     6.0x                                              42.9%       42.6%      40.0%
     6.5x                                              48.1%       46.0%      42.4%

                             PURCHASE PRICE @ 9.18
                           SOURCES AND USES OF FUNDS

SOURCES OF FUNDS                          AMOUNT           RATE         PERCENT
----------------                         ---------         ----         -------
Bank Revolver                            $      0.0         8.5%          0.0%
Acquisition Senior Debt(1)                105,371.8         9.7%         44.9%
Acquisition PIK Preferred                       0.0        12.5%          0.0%
Acquisition Subordinated Debt(2)           47,896.3        12.5%         20.4%
Equity Sponsor                             97,570.3                      41.6%
                                         ----------                     -----
     TOTAL SOURCES OF FUNDS              $250,838.3                     106.9%

USES OF FUNDS
-------------
Purchase of Motown Common Equity         $225,005.6                      95.9%
Existing Motown Current Debt               18,734.7                       8.0%
Existing Motown Senior Debt                     0.0                       0.0%
Transaction Costs                           2,500.0                       1.1%
Deferred Fees                               4,598.0         3.0%          2.0%
                                         ----------                     -----
     TOTAL USES OF FUNDS                 $250,838.3                     106.9%

                      SUMMARY CREDIT/LEVERAGE STATISTICS

                                                     2000 PF       2001       2002
                                                     -----------------------------
Total Debt, Preferred & Minority Interest/EBITDA       4.0x        3.5x       2.4x
EBITDA/Fixed Charges                                   3.8x        2.4x       3.3x
(EBITDA-Capex)/Fixed Charges                           3.0x        1.9x       2.8x


                         EQUITY SPONSOR IRR CALCULATION
EBITDA MULTIPLE                                        2003        2004       2005
---------------                                      -----------------------------
     5.5x                                              29.3%       32.8%      32.5%
     6.0x                                              34.5%       36.3%      35.0%
     6.5x                                              39.3%       39.5%      37.3%

(1) Assumed at 400 bps above 10-year Treasury Notes.
(2) Rate is made equivalent to 12.5% coupon rate on subordinated debt. Attached warrants are assumed at 12% of company equity.
    These adjustments are made to achieve an approximate 22% IRR for debt holders.

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                                                                              41

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

VALUATION OVERVIEW
================================================================================

LBO RETURNS SUMMARY - CONSERVATIVE CASE
(Figures in Thousands, Except per Share Data)

                             PURCHASE PRICE @ $7.30

                           SOURCES AND USES OF FUNDS

SOURCES OF FUNDS                          AMOUNT           RATE         PERCENT
----------------                         ---------         ----         -------
Bank Revolver                            $      0.0         8.5%          0.0%
Acquisition Senior Debt(1)                105,371.8         9.7%         51.6%
Acquisition PIK Preferred                       0.0        12.5%          0.0%
Acquisition Subordinated Debt(2)           47,896.3        12.5%         23.4%
Equity Sponsor                             51,090.8                      25.0%
                                         ----------                     -----
     TOTAL SOURCES OF FUNDS              $204,358.8                     100.0%

USES OF FUNDS
-------------
Purchase of Motown Common Equity         $178,926.0                      87.6%
Existing Motown Current Debt               18,734.7                       9.2%
Existing Motown Senior Debt                     0.0                       0.0%
Transaction Costs                           2,100.0                       1.0%
Deferred Fees                               4,598.0         3.0%          2.2%
                                         ----------                     -----
     TOTAL USES OF FUNDS                 $204,358.8                     100.0%

                      SUMMARY CREDIT/LEVERAGE STATISTICS

                                                     2000 PF       2001       2002
                                                     -----------------------------
Total Debt, Preferred & Minority Interest/EBITDA       4.0x        3.5x       2.4x
EBITDA/Fixed Charges                                   3.8x        2.4x       3.0x
(EBITDA-Capex)/Fixed Charges                           3.0x        1.9x       2.5x

                         EQUITY SPONSOR IRR CALCULATION
EBITDA MULTIPLE                                        2003        2004       2005
---------------                                      -----------------------------
     5.5x                                              38.6%       38.0%      36.8%
     6.0x                                              45.7%       42.5%      40.0%
     6.5x                                              52.3%       46.7%      42.9%

                             PURCHASE PRICE @ 7.71
                           SOURCES AND USES OF FUNDS

SOURCES OF FUNDS                          AMOUNT           RATE         PERCENT
----------------                         ---------         ----         -------
Bank Revolver                            $      0.0         8.5%          0.0%
Acquisition Senior Debt(1)                105,371.8         9.7%         51.6%
Acquisition PIK Preferred                       0.0        12.5%          0.0%
Acquisition Subordinated Debt(2)           47,896.3        12.5%         24.4%
Equity Sponsor                             61,240.0                      30.0%
                                         ----------                     -----
     TOTAL SOURCES OF FUNDS              $214,508.0                     105.0%

USES OF FUNDS
-------------
Purchase of Motown Common Equity         $188,975.3                      92.5%
Existing Motown Current Debt               18,734.7                       9.2%
Existing Motown Senior Debt                     0.0                       0.0%
Transaction Costs                           2,200.0                       1.1%
Deferred Fees                               4,598.0         3.0%          2.2%
                                         ----------                     -----
     TOTAL USES OF FUNDS                 $214,508.0                     105.0%

                      SUMMARY CREDIT/LEVERAGE STATISTICS

                                                     2000 PF       2001       2002
                                                     -----------------------------
Total Debt, Preferred & Minority Interest/EBITDA       4.0x        3.5x       2.4x
EBITDA/Fixed Charges                                   3.8x        2.4x       3.0x
(EBITDA-Capex)/Fixed Charges                           3.0x        1.9x       2.5x

                         EQUITY SPONSOR IRR CALCULATION
EBITDA MULTIPLE                                        2003        2004       2005
---------------                                      -----------------------------
     5.5x                                              30.5%       31.8%      31.9%
     6.0x                                              37.2%       36.2%      35.0%
     6.5x                                              43.3%       40.2%      37.8%

(1) Assumed at 400 bps above 10-year Treasury Notes.
(2) Rate is made equivalent to 12.5% coupon rate on subordinated debt. Attached warrants are assumed at 12% of company equity.
    These adjustments are made to achieve an approximate 22% IRR for debt holders.

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                                                                              42

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000



VALUATION OVERVIEW
================================================================================

MINORITY BUYOUT PREMIUMS PAID ANALYSIS

*  Parameters:

     * Announced domestic minority buyout transactions for the period 8/1/98 -- YTD 2000

     * Offer price premium measured as premium over share price of the target as of one day, one week, and four weeks prior to the Proposal Announcement date of July 20, 2000


           Average Premium Above Share Price Prior to Announcement

                    1 Day          1 Week            4 Weeks
              -------------------------------------------------------
                    28.6%           33.9%              40.5%

                                 Price Prior to
                                  Announcement

                   7/20/00          7/13/00           6/22/00
              -------------------------------------------------------
                   $5.81             $4.50              $5.19


                          Implied Share Price Based On

               1 Day Premium     1 Week Premium     4 Week Premium
              -------------------------------------------------------
                    $7.48            $6.03               $7.29

                           Implied Share Price Range

                    Low               Mid                 High
              -------------------------------------------------------
                   $6.03             $7.29               $7.48



          Source: Securities Data Corporation


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                                                                              43

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000







5 APPENDICES

















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                                                                              44

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000












A MANAGEMENT PROJECTIONS

















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                                                                              45

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MANAGEMENT PROJECTIONS
================================================================================

MOTOWN INCOME STATEMENT -- UPSIDE CASE
(Figures in Thousands, Except per Share Data)

                                                         ACTUAL                                        PROJECTED
                                     ----------------------------------------------  ----------------------------------------------
Fiscal Year End 06/30                   1996        1999        2000        2001        2002        2003        2004        2005
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Sales                                $425,348.0  $531,642.0  $499,292.0  $523,194.0  $565,566.0  $614,410.0  $671,521.0  $738,255.0
Cost of Goods Sold                    277,417.0   361,717.0   340,333.0   357,198.0   385,329.0   417,161.0   453,903.0   496,077.0
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     GROSS PROFIT                     147,931.0   169,925.0   158,959.0   165,996.0   180,237.0   197,249.0   217,618.0   242,178.0

SG&A                                  101,438.0   126,644.0   120,642.0   127,991.0   132,668.0   139,458.0   146,596.0   158,682.0
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     EBITDA                            46,493.0    43,281.0    38,317.0    38,005.0    47,569.0    57,791.0    71,022.0    83,496.0

Depreciation                            5,185.0     8,749.0     4,659.0     5,596.0     5,993.0     6,418.0     7,275.0     7,759.0
Amortization                                0.0         0.0     4,729.0     3,409.0     3,139.0     2,323.0     2,188.0     2,188.0
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     EBIT                              41,308.0    34,532.0    28,929.0    29,000.0    38,437.0    49,050.0    61,559.0    73,549.0

Interest Expense (net)                 (3,068.0)      881.0     1,395.0      (361.0)   (1,534.0)   (3,259.0)   (5,228.0)   (7,512.0)
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     PRE-TAX INCOME                    44,376.0    33,651.0    27,534.0    29,361.0    39,971.0    52,309.0    66,787.0    81,061.0

Provision for Taxes                    17,300.0    13,291.0    10,672.5    11,451.0    15,589.0    20,401.0    26,047.0    31,614.0
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     NET INCOME TO COMMON            $ 27,076.0  $ 20,360.0  $ 16,861.6  $ 17,910.0  $ 24,382.0  $ 31,908.0  $ 40,740.0  $ 49,447.0
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Number of Shares Outstanding           25,076.0    24,513.0    24,515.0    24,600.0    24,600.0    24,600.0    24,600.0    24,600.0
Fully Diluted E.P.S. (In Dollars)    $     1.07  $     0.83  $     0.69  $     0.73  $     0.99  $     1.30  $     1.66  $     2.01

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
     Revenue Growth                          --        25.0%       (6.1)%       4.8%        8.1%        8.6%        9.3%        9.9%
     COGS as a % of Sales                  65.2%       68.0%       68.2%       68.3%       68.1%       67.9%       67.6%       67.2%
     Gross Margin                          34.8%       32.0%       31.8%       31.7%       31.9%       32.1%       32.4%       32.8%
     SG&A as a % of Sales                  23.8%       23.8%       24.2%       24.5%       23.5%       22.7%       21.8%       21.5%
     EBITDA Margin                         10.9%        8.1%        7.7%        7.3%        8.4%        9.4%       10.6%       11.3%
     EBIT Margin                            9.7%        6.5%        5.8%        5.5%        6.8%        8.0%        9.2%       10.0%
     Effective Tax Rate                    39.0%       39.5%       38.8%       39.0%       39.0%       39.0%       39.0%       39.0%
     Pre-Tax Margin                        10.4%        6.3%        5.5%        5.6%        7.1%        8.5%        9.9%       11.0%
     Net Margin                             6.4%        3.8%        3.4%        3.4%        4.3%        5.2%        6.1%        6.7%
     Net Income Growth                       --       (24.8)%     (17.2)%       6.2%       36.1%       30.9%       27.7%       21.4%

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                                                                              46

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MANAGEMENT PROJECTIONS
================================================================================

MOTOWN INCOME STATEMENT -- UPSIDE CASE (CALENDARIZED)
(Figures in Thousands, Except per Share Data)


                                       ESTIMATED                                         PROJECTED
                                       ---------            ----------------------------------------------------------------------
Calendar Year End 12/31                 CY 2000              CY 2001             CY 2002             CY 2003             CY 2004
                                        -------              -------             -------             -------             -------
Sales                                  $511,191.0           $548,229.7          $588,902.3          $641,696.1          $703,404.7
Cost of Goods Sold                      349,912.0            375,033.4           400,537.5           434,715.3           474,052.6
                                       ----------           ----------          ----------          ----------          ----------
     GROSS PROFIT                       161,279.0            173,196.3           188,364.9           206,980.7           229,352.1

SG&A                                    125,929.5            128,058.5           135,912.1           142,868.3           152,370.4
                                       ----------           ----------          ----------          ----------          ----------
     EBITDA                              35,349.5             45,137.8            52,452.8            64,112.4            76,981.7

Depreciation & Amortization               5,127.5              5,785.7             6,196.1             6,827.5             7,506.2
Amortization                              4,069.0              3,280.0             2,749.1             2,258.5             2,188.0
                                       ----------           ----------          ----------          ----------          ----------
     EBIT                                26,153.0             36,072.1            43,507.6            55,026.5            67,287.5

Interest Expense (net)                      798.0               (985.9)           (2,358.2)           (4,199.7)           (6,319.2)
                                       ----------           ----------          ----------          ----------          ----------
     PRE-TAX INCOME                      25,355.0             37,058.0            45,865.8            59,226.2            73,606.7

Provision for Taxes                       9.755.5             14,454.0            17,888.0            23,098.5            28,706.8
                                       ----------           ----------          ----------          ----------          ----------
     NET INCOME TO COMMON              $ 15,599.6           $ 22,604.0          $ 27,977.7          $ 36,127.7          $ 44,900.0
                                       ==========           ==========          ==========          ==========          ==========

Number of Shares Outstanding             24,600.0             24,600.0            24,600.0            24,600.0            24,600.0
Fully Diluted E.P.S. (In Dollars)      $     0.63           $     0.92          $     1.14          $     1.47          $     1.83

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
     Revenue Growth                            --                  7.2%                7.4%                9.0%                9.6%
     COGS as a % of Sales                    68.6%                68.4%               68.0%               67.7%               67.4%
     Gross Margin                            31.5%                31.6%               32.0%               32.3%               32.6%
     SG&A as a % of Sales                    24.6%                23.4%               23.1%               22.3%               21.7%
     EBITDA Margin                            6.9%                 8.2%                8.9%               10.0%               10.9%
     EBIT Margin                              5.1%                 6.6%                7.4%                8.6%                9.6%
     Effective Tax Rate                      38.5%                39.0%               39.0%               39.0%               39.0%
     Pre-Tax Margin                           5.0%                 6.8%                7.8%                9.2%               10.5%
     Net Margin                               3.1%                 4.1%                4.8%                5.6%                6.4%
     Net Income Growth                         --                 44.9%               23.8%               29.1%               24.3%


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                                                                              47

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MANAGEMENT PROJECTIONS
================================================================================

MOTOWN BALANCE SHEET -- UPSIDE CASE
(Figures in Thousands, Except per Share Data)


                                                      ACTUAL                                           PROJECTED
                                             -----------------------  -----------------------------------------------------------
Fiscal Year End 06/30                             1999        2000        2001        2002         2003        2004        2005
                                             -----------  ----------  ----------  ----------  ----------- -----------  ----------
ASSETS
Cash and Cash Equivalents                       $2,807.0    $2,888.0   $17,014.0   $49,285.0    $85,738.0  $127,855.0  $177,101.0
Accounts Receivable                             72,130.0    79,065.0    74,978.0    81,390.0     84,992.0    93,764.0   100,707.0
Inventory                                      101,770.0   123,435.9   113,851.0   106,577.0    104,452.0   105,277.0   108,721.0
Other Current Assets                             6,870.0    12,838.0    13,231.0    13,287.0     13,346.0    13,407.0    13,471.0
                                             -----------  ----------  ----------  ----------  ----------- -----------  ----------
  TOTAL CURRENT ASSETS                         183,577.0   218,226.9   219,074.0   250,539.0    288,528.0   340,303.0   400,000.0

Net Property, Plant & Equipment                 25,096.0    28,136.0    29,407.0    30,414.0     30,996.0    30,721.0    29,962.0
Existing Goodwill                               63,817.0    59,088.0    55,679.0    52,540.0     50,217.0    48,029.0    45,841.0
Other Assets                                     8,531.0     2,720.8     2,777.0     2,797.0      2,818.0     2,840.0     2,862.0
                                             -----------  ----------  ----------  ----------  ----------- -----------  ----------
  TOTAL ASSETS                                $281,021.0  $308,171.7  $306,937.0  $336,290.0   $372,559.0  $421,893.0  $478,665.0
                                             ===========  ==========  ==========  ==========  =========== ===========  ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Bank Revolver                                  $14,576.0   $18,734.7        $0.0        $0.0         $0.0        $0.0        $0.0
Accounts Payable                                25,634.0    37,410.0    37,600.0    42,089.0     44,650.0    51,384.0    56,783.0
Other Current Liabilities                       15,050.0    13,439.0    13,669.0    13,970.0     15,580.0    17,240.0    18,956.0
                                             -----------  ----------  ----------  ----------  ----------- -----------  ----------
  TOTAL CURRENT LIABILITIES                     55,260.0    69,583.7    51,269.0    56,059.0     60,230.0    68,624.0    75,739.0

Other Liabilities                                5,175.0     4,524.0     3,624.0     3,805.0      3,995.0     4,195.0     4,405.0
Deferred Tax                                     5,519.0     2,530.0     2,600.0     2,600.0      2,600.0     2,600.0     2,600.0


Existing Senior Debt Motown                          0.0         0.0         0.0         0.0          0.0         0.0         0.0
Existing Subordinated Debt Motown                    0.0         0.0         0.0         0.0          0.0         0.0         0.0
                                             -----------  ----------  ----------  ----------  ----------- -----------  ----------
   TOTAL LONG TERM DEBT                              0.0         0.0         0.0         0.0          0.0         0.0         0.0
                                             -----------  ----------  ----------  ----------  ----------- -----------  ----------
   TOTAL LIABILITIES                            65,954.0    76,637.7    57,493.0    62,464.0     66,825.0    75,419.0    82,744.0

Common Equity                                  215,067.0   231,534.0   249,444.0   273,826.0    305,734.0   346,474.0   395,921.0
                                             -----------  ----------  ----------  ----------  ----------- -----------  ----------
   TOTAL LIABILITIES AND EQUITY               $281,021.0  $308,171.7  $306,937.0  $336,290.0   $372,559.0  $421,893.0  $478,665.0
                                             ===========  ==========  ==========  ==========  =========== ===========  ==========

Total Debt                                     $14,576.0   $18,734.7        $0.0        $0.0         $0.0        $0.0        $0.0
Total Debt, Preferred & Minority Interest       14,576.0    18,734.7         0.0         0.0          0.0         0.0         0.0
Net Debt, Preferred & Minority Interest         11,769.0    15,846.7   (17,014.0)  (49,285.0)   (85,738.0) (127,855.0) (177,101.0)
Total Book Equity                              215,067.0   231,534.0   249,444.0   273,826.0    305,734.0   346,474.0   395,921.0
Total Book Capitalization                      229,643.0   250,268.7   249,444.0   273,826.0    305,734.0   346,474.0   395,921.0


[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000
MANAGEMENT PROJECTIONS
================================================================================

MOTOWN CASH FLOW -- UPSIDE CASE
(Figures in Thousands, Except per Share Data)

                                                    ACTUAL                                     PROJECTED
                                                  ----------      ---------------------------------------------------------------
Fiscal Year End 06/30                                2000            2001             2002        2003        2004        2005
                                                  ----------      ----------       ---------   ---------   ----------  ----------
CASH FLOW FROM OPERATIONS
Net Income                                        $ 16,861.6      $ 17,910.0       $24,382.0   $31,908.0   $ 40,740.0  $ 49,447.0
Depreciation & Amortization                          4,659.0         5,596.0         5,993.0     6,418.0      7,275.0     7,759.0
Amortization of Existing Goodwill                    4,729.0         3,409.0         3,139.0     2,323.0      2,188.0     2,188.0
Amortization of Intangible Assets                        0.0             0.0             0.0         0.0          0.0         0.0
Deferred Taxes                                      (2,989.0)           70.0             0.0         0.0          0.0         0.0
Minority Interest                                        0.0             0.0             0.0         0.0          0.0         0.0
Change in Working Capital                          (24,403.9)       13,698.9         5,596.0     2,635.0     (1,264.0)   (3,336.0)
Change in Other Assets                               5,810.2           (56.2)          (20.0)      (21.0)       (22.0)      (22.0)
Change in Other Liabilities                           (651.0)         (900.0)          181.0       190.0        200.0       210.0
                                                  ----------      ----------       ---------   ---------   ----------  ----------
    CASH PROVIDED/(USED) BY OPERATING
      ACTIVITIES                                  $  4,015.9      $ 39,727.7       $39,271.0   $43,453.0   $ 49,117.0  $ 56,246.0

CASH FLOW FROM INVESTING ACTIVITIES
Capital Expenditures                                (7,699.0)       (6,867.0)       (7,000.0)   (7,000.0)    (7,000.0)   (7,000.0)
                                                  ----------      ----------       ---------   ---------   ----------  ----------
    CASH PROVIDED/(USED) BY INVESTING
      ACTIVITIES                                  $ (7,699.0)     $ (6,867.0)      $(7,000.0)  $(7,000.0)  $ (7,000.0) $ (7,000.0)

CASH FLOW FROM FINANCING ACTIVITIES
Change in Existing Senior Debt Motown                    0.0             0.0             0.0         0.0          0.0         0.0
Change in Existing Subordinated Debt Motown              0.0             0.0             0.0         0.0          0.0         0.0
Change in Existing Preferred Stock                       0.0             0.0             0.0         0.0          0.0         0.0
Dividend Paid to Common Shareholders                     0.0             0.0             0.0         0.0          0.0         0.0
Change in Common Equity                                  0.0             0.0             0.0         0.0          0.0         0.0
                                                  ----------      ----------       ---------   ---------   ----------  ----------
    CASH PROVIDED/(USED) BY FINANCING
      ACTIVITIES                                         0.0             0.0             0.0         0.0          0.0         0.0
                                                  ----------      ----------       ---------   ---------   ----------  ----------

Minimum Cash                                         2,888.0         2,900.0         2,900.0     2,900.0      2,900.0     2,900.0

(Deficiency)/Excess Cash                            (3,764.1)       32,848.7        46,385.0    82,838.0    124,955.0   174,201.0
(Payments)/Borrowings on Revolver                    3,764.1       (18,734.7)            0.0         0.0          0.0         0.0
                                                  ----------      ----------       ---------   ---------   ----------  ----------
     TOTAL CHANGE IN CASH                         $     81.0      $ 14,126.0       $32,271.0   $36,453.0   $ 42,117.0  $ 49,246.0
                                                  ==========      ==========       =========   =========   ==========  ==========

Beginning Cash Balance                               2,807.0         2,888.0        17,014.0    49,285.0     85,738.0   127,855.0
Change in Cash                                          81.0        14,126.0        32,271.0    36,453.0     42,117.0    49,246.0
                                                  ----------      ----------       ---------   ---------   ----------  ----------
    ENDING CASH BALANCE                           $  2,888.0      $ 17,014.0       $49,285.0   $85,738.0   $127,855.0  $177,101.0
                                                  ==========      ==========       =========   =========   ==========  ==========

[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MANAGEMENT PROJECTIONS
================================================================================

MOTOWN INCOME STATEMENT -- CONSERVATIVE CASE
(Figures in Thousands, Except per Share Data)

                                                         ACTUAL                                        PROJECTED
                                     ----------------------------------------------  ----------------------------------------------
Fiscal Year End 06/30                   1996        1999        2000        2001        2002        2003        2004        2005
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Sales                                $425,348.0  $531,642.0  $499,292.0  $523,194.0  $549,230.0  $583,707.0  $618,844.0  $655,952.0
Cost of Goods Sold                    277,417.0   361,717.0   340,333.0   357,198.0   374,912.0   397,570.0   421,464.0   445,933.0
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     GROSS PROFIT                     147,931.0   169,925.0   158,959.0   165,996.0   174,318.0   186,137.0   197,380.0   210,019.0

SG&A                                  101,438.0   126,644.0   120,642.0   127,991.0   131,292.0   135,642.0   138,575.0   141,770.0
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     EBITDA                            46,493.0    43,281.0    38,317.0    38,005.0    43,026.0    50,495.0    58,805.0    68,249.0

Depreciation                            5,185.0     8,749.0     4,659.0     5,596.0     5,993.0     6,418.0     7,275.0     7,759.0
Amortization                                0.0         0.0     4,729.0     3,409.0     3,139.0     2,323.0     2,188.0     2,188.0
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     EBIT                              41,308.0    34,532.0    28,929.0    29,000.0    33,894.0    41,754.0    49,342.0    58,302.0

Interest Expense (net)                 (3,068.0)      881.0     1,395.0      (361.0)   (1,104.0)   (1,967.0)   (3,065.0)   (4,451.0)
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     PRE-TAX INCOME                    44,376.0    33,651.0    27,534.0    29,361.0    34,998.0    43,721.0    52,407.0    62,753.0

Provision for Taxes                    17,300.0    13,291.0    10,672.5    11,451.0    13,649.0    17,051.0    20,439.0    24,474.0
                                     ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     NET INCOME TO COMMON            $ 27,076.0  $ 20,360.0  $ 16,861.6  $ 17,910.0  $ 21,349.0  $ 26,670.0  $ 31,968.0  $ 38,279.0
                                     ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Number of Shares Outstanding           25,277.0    24,513.0    24,515.0    24,600.0    24,600.0    24,600.0    24,600.0    24,600.0
Fully Diluted E.P.S. (In Dollars)    $     1.07  $     0.83  $     0.69  $     0.73  $     0.87  $     1.08  $     1.30  $     1.56

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
     Revenue Growth                          --        25.0%       (6.1)%       4.8%        5.0%        6.3%        6.0%        6.0%
     COGS as a % of Sales                  65.2%       68.0%       68.2%       68.3%       68.3%       68.1%       68.1%       68.0%
     Gross Margin                          34.8%       32.0%       31.8%       31.7%       31.7%       31.9%       31.9%       32.0%
     SG&A as a % of Sales                  23.8%       23.8%       24.2%       24.5%       23.9%       23.2%       22.4%       21.6%
     EBITDA Margin                         10.9%        8.1%        7.7%        7.3%        7.8%        8.7%        9.5%       10.4%
     EBIT Margin                            9.7%        6.5%        5.8%        5.5%        6.2%        7.2%        8.0%        8.9%
     Effective Tax Rate                    39.0%       39.5%       38.8%       39.0%       39.0%       39.0%       39.0%       39.0%
     Pre-Tax Margin                        10.4%        6.3%        5.5%        5.6%        6.4%        7.5%        8.5%        9.6%
     Net Margin                             6.4%        3.8%        3.4%        3.4%        3.9%        4.6%        5.2%        5.8%
     Net Income Growth                       --       (24.8)%     (17.2)%       6.2%       19.2%       24.9%       19.9%       19.7%


[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MANAGEMENT PROJECTIONS
================================================================================

MOTOWN INCOME STATEMENT -- CONSERVATIVE CASE (CALENDARIZED)
(Figures in Thousands, Except per Share Data)


                                       ESTIMATED                                         PROJECTED
                                       ---------            ----------------------------------------------------------------------
Calendar Year End 12/31                 CY 2000              CY 2001             CY 2002             CY 2003             CY 2004
                                        -------              -------             -------             -------             -------
Sales                                  $511,191.0           $535,658.0          $565,702.2          $600,494.5          $636,573.2
Cost of Goods Sold                      349,912.0            365,289.6           385,737.4           408,985.9           433,154.6
                                       ----------           ----------          ----------          ----------          ----------
     GROSS PROFIT                       161,279.0            170,368.3           179,964.8           191,508.6           203,418.6

SG&A                                    125,929.5            127,401.0           133,370.3           137,043.3           140,101.5
                                       ----------           ----------          ----------          ----------          ----------
     EBITDA                              35,349.5             42,967.3            46,594.5            54,465.3            63,317.1

Depreciation & Amortization               5,127.5              5,785.7             6,196.1             6,827.5             7,506.2
Amortization                              4,069.0              3,280.0             2,749.1             2,258.5             2,188.0
                                       ----------           ----------          ----------          ----------          ----------
     EBIT                                26,153.0             33,901.6            37,649.3            45,379.3            53,622.8

Interest Expense (net)                      798.0               (780.5)           (1,516.3)           (2,491.6)           (3,727.2)
                                       ----------           ----------          ----------          ----------          ----------
     PRE-TAX INCOME                      25,355.0             34,682.1            39,165.6            47,870.9            57,350.0

Provision for Taxes                       9,755.5             13,527.1            15,274.4            18,669.7            22,366.8
                                       ----------           ----------          ----------          ----------          ----------
     NET INCOME TO COMMON              $ 15,599.6           $ 21,155.0          $ 23,891.2          $ 29,201.2          $ 34,983.2
                                       ==========           ==========          ==========          ==========          ==========

Number of Shares Outstanding             24,600.0             24,600.0            24,600.0            24,600.0            24,600.0
Fully Diluted E.P.S. (In Dollars)      $     0.63           $     0.86          $     0.97          $     1.19          $     1.42

MARGIN & GROWTH RATE ANALYSIS
-----------------------------
     Revenue Growth                            --                  4.8%                5.6%                6.2%                6.0%
     COGS as a % of Sales                    68.6%                68.2%               68.2%               68.1%               68.0%
     Gross Margin                            31.5%                31.8%               31.8%               31.9%               32.0%
     SG&A as a % of Sales                    24.6%                23.8%               23.6%               22.8%               22.0%
     EBITDA Margin                            6.9%                 8.0%                8.2%                9.1%                9.9%
     EBIT Margin                              5.1%                 6.3%                6.7%                7.6%                8.4%
     Effective Tax Rate                      38.5%                39.0%               39.0%               39.0%               39.0%
     Pre-Tax Margin                           5.0%                 6.5%                6.9%                8.0%                9.0%
     Net Margin                               3.1%                 3.9%                4.2%                4.9%                5.5%
     Net Income Growth                         --                 35.6%               12.9%               22.2%               19.8%


[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MANAGEMENT PROJECTIONS
================================================================================

MOTOWN BALANCE SHEET -- CONSERVATIVE CASE
(Figures in Thousands, Except per Share Data)

                                              ACTUAL                                         PROJECTED
                                     ------------------------    ------------------------------------------------------------------
Fiscal Year End 06/30                   1999          2000          2001         2002          2003          2004          2005
                                     ----------    ----------    ----------   ----------    ----------    ----------    ----------
ASSETS
Cash and Cash Equivalents            $  2,807.0    $  2,888.0    $ 17,014.0   $ 32,090.0    $ 51,161.0    $ 75,656.0    $ 106,238.0
Accounts Receivable                    72,130.0      79,065.0      74,978.0     78,786.0      83,766.0      88,941.0       94,413.0
Inventory                             101,770.0     123,435.9     113,851.0    120,695.0     129,228.0     138,243.0      147,857.0
Other Current Assets                    6,870.0      12,838.0      13,231.0     13,287.0      13,346.0      13,407.0       13,471.0
                                     ----------    ----------    ----------   ----------    ----------    ----------    -----------
     TOTAL CURRENT ASSETS             183,577.0     218,226.9     219,074.0    244,858.0     277,501.0     316,247.0      361,979.0

Net Property, Plant & Equipment        25,096.0      28,136.0      29,407.0     30,414.0      30,996.0      30,721.0       29,962.0
Existing Goodwill                      63,817.0      59,088.0      55,679.0     52,540.0      50,217.0      48,029.0       45,841.0
Other Assets                            8,531.0       2,720.8       2,777.0      2,797.0       2,818.0       2,840.0        2,862.0
                                     ----------    ----------    ----------   ----------    ----------    ----------    -----------
     TOTAL ASSETS                    $281,021.0    $308,171.7    $306,937.0   $330,609.0    $361,532.0    $397,837.0    $ 440,644.0
                                     ==========    ==========    ==========   ==========    ==========    ==========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Bank Revolver                        $ 14,576.0    $ 18,734.7    $      0.0   $      0.0    $      0.0    $      0.0    $       0.0
Accounts Payable                       25,634.0      37,410.0      37,600.0     39,472.0      41,950.0      44,475.0       47,142.0
Other Current Liabilities              15,050.0      13,439.0      13,669.0     13,939.0      15,524.0      17,136.0       18,787.0
                                     ----------    ----------    ----------   ----------    ----------    ----------    -----------
     TOTAL CURRENT LIABILITIES         55,260.0      69,583.7      51,269.0     53,411.0      57,474.0      61,611.0       65,929.0

Other Liabilities                       5,175.0       4,524.0       3,624.0      3,805.0       3,995.0       4,195.0        4,405.0
Deferred Tax                            5,519.0       2,530.0       2,600.0      2,600.0       2,600.0       2,600.0        2,600.0

Existing Senior Debt Motown                 0.0           0.0           0.0          0.0           0.0           0.0            0.0
Existing Subordinated Debt Motown           0.0           0.0           0.0          0.0           0.0           0.0            0.0
                                     ----------    ----------    ----------   ----------    ----------    ----------    -----------
     TOTAL LONG TERM DEBT                   0.0           0.0           0.0          0.0           0.0           0.0            0.0
                                     ----------    ----------    ----------   ----------    ----------    ----------    -----------
     TOTAL LIABILITIES                 65,954.0      76,637.7      57,493.0     59,816.0      64,069.0      68,406.0       72,934.0
Common Equity                         215,067.0     231,534.0     249,444.0    270,793.0     297,463.0     329,431.0      367,710.0
                                     ----------    ----------    ----------   ----------    ----------    ----------    -----------
     TOTAL LIABILITIES AND EQUITY    $281,021.0    $308,171.7    $306,937.0   $330,609.0    $361,532.0    $397,837.0    $ 440,644.0
                                     ==========    ==========    ==========   ==========    ==========    ==========    ===========

Total Debt                           $ 14,576.0    $ 18,734.7    $      0.0   $      0.0    $      0.0    $      0.0    $       0.0
Total Debt, Preferred &
  Minority Interest                    14,576.0      18,734.7           0.0          0.0           0.0           0.0            0.0
Net Debt, Preferred &
  Minority Interest                    11,769.0      15,846.7     (17,014.0)   (32,090.0)    (51,161.0)    (75,656.0)    (106,238.0)
Total Book Equity                     215,067.0     231,534.0     249,444.0    270,793.0     297,463.0     329,431.0      367,710.0
Total Book Capitalization             229,643.0     250,268.7     249,444.0    270,793.0     297,463.0     329,431.0      367,710.0



[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MANAGEMENT PROJECTIONS
================================================================================

MOTOWN CASH FLOW -- CONSERVATIVE CASE
(Figures in Thousands, Except per Share Data)

                                               ACTUAL                                  PROJECTED
                                             ----------     -----------------------------------------------------------------
Fiscal Year End 06/30                           2000          2001         2002          2003          2004          2005
                                             ----------     ---------    ---------     ---------     ----------     ---------
CASH FLOW FROM OPERATIONS
Net Income                                   $ 16,861.6     $17,910.0    $21,349.0     $26,670.0     $ 31,968.0     $ 38,270.0
Depreciation & Amortization                     4,659.0       5,596.0      5,933.0       6,418.0        7,275.0        7,759.0
Amortization of Existing Goodwill               4,729.0       3,409.0      3,139.0       2,323.0        2,188.0        2,188.0
Amortization of Intangible Assets                   0.0           0.0          0.0           0.0            0.0            0.0
Deferred Taxes                                 (2,989.0)         70.0          0.0           0.0            0.0            0.0
Minority Interest                                   0.0           0.0          0.0           0.0            0.0            0.0
Change in Working Capital                     (24,403.9)     13,698.9     (8,566.0)     (9,509.0)     (10,114.0)     (10,832.0)
Change in Other Assets                          5,810.2         (56.2)       (20.0)        (21.0)         (22.0)         (22.0)
Change in Other Liabilities                      (651.0)       (900.0)       181.0         190.0          200.0          210.0
                                             ----------     ---------    ---------     ---------     -----------    ----------
     CASH PROVIDED/(USED) BY
      OPERATING ACTIVITIES                   $ 4,015.9      $39,727.7    $22,076.0     $26,071.0     $ 31,495.0     $ 37,582.0

CASH FLOW FROM INVESTING ACTIVITIES
Capital Expenditures                          (7,699.0)      (6,867.0)    (7,000.0)     (7,000.0)      (7,000.0)      (7,000.0)
                                             ----------     ---------    ---------     ---------     -----------    ----------
    CASH PROVIDED/(USED) BY
      INVESTING ACTIVITIES                   $(7,699.0)    $ (6,867.0)   $(7,000.0)    $(7,000.0)    $ (7,000.0)    $ (7,000.0)

CASH FLOW FROM FINANCING ACTIVITIES
Change in Existing Senior Debt Motown               0.0           0.0          0.0           0.0            0.0            0.0
Change in Existing Subordinated
  Debt Motown                                       0.0           0.0          0.0           0.0            0.0            0.0
Change in Existing Preferred Stock                  0.0           0.0          0.0           0.0            0.0            0.0
Dividend Paid to Common Shareholders                0.0           0.0          0.0           0.0            0.0            0.0
Change in Common Equity                             0.0           0.0          0.0           0.0            0.0            0.0
                                             ----------     ---------    ---------     ---------     -----------    ----------
    CASH PROVIDED/(USED) BY
      FINANCING ACTIVITIES                          0.0           0.0          0.0           0.0            0.0            0.0
                                             ----------     ---------    ---------     ---------     -----------    ----------
Minimum Cash                                    2,888.0       2,900.0      2,900.0       2,900.0         2,900.0       2,900.0

(Deficiency)/Excess Cash                       (3,764.1)     32,848.7     29,190.0      48,261.0        72,756.0     103,338.0
(Payments)/Borrowings on Revolver               3,764.1     (18,734.7)         0.0           0.0             0.0           0.0
                                             ----------     ---------    ---------     ---------     -----------    ----------
    TOTAL CHANGE IN CASH                     $     81.0     $14,126.0    $15,076.0     $19,071.0     $  24,495.0    $ 30,582.0
                                             ----------     ---------    ---------     ---------     -----------    ----------
Beginning Cash Balance                          2,807.0       2,888.0     17,014.0      32,090.0        51,161.0      75,656.0
Change in Cash                                     81.0      14,126.0     15,076.0      19,071.0        24,495.0      30,582.0
                                             ----------     ---------    ---------     ---------     -----------    ----------
    ENDING CASH BALANCE                      $  2,888.0     $17,014.0    $32,090.0     $51,161.0     $  75,656.0    $106,238.0
                                             ----------     ---------    ---------     ---------     -----------    ----------


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B COMPARABLE COMPANIES ANALYSIS















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                                                                              54
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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPARABLE COMPANIES ANALYSIS

================================================================================

COMPARABLE COMPANIES OVERVIEW

------------------------------------------------------------------------------------------------------------------------------------
COMPANY                 DESCRIPTION
-------                 -----------
Airgas                  The largest distributor of industrial, medical and specialty gases in North America. It classifies its operations into two business segments: Distribution and Gas Operations. Distribution's principal products and services include packaged and small bulk gases, gas cylinder and welding equipment rental, hardgoods and safety products. The Gas Operations segment consists of domestic and foreign operating companies that produce and distribute certain gas products, principally dry ice, carbon dioxide, specialty gases and nitrous oxide.
------------------------------------------------------------------------------------------------------------------------------------

Applied Industrial
 Technologies           Distributes industrial products, including bearings, power transmission components, hydraulic and pneumatic components; industrial rubber products; linear motion products; and general maintenance and specialty items manufactured by others. It also provides mechanical, rubber, and fluid power shop services, including engineering design, and electrical, gearing, material handling, hose, and fluid power systems. It distributes its products to a wide variety of industrial customers primarily in the United States.
------------------------------------------------------------------------------------------------------------------------------------

Industrial Distribution
Group                   Supplier of cost-effective, flexible procurement solutions for manufacturers and other users of industrial maintenance, repair, operating and production (MROP) products. It distributes a full line of these products, emphasizing its specialized expertise in product applications. Its principal product categories include abrasives, cutting tools, hand and power tools, coolants, lubricants and adhesives.
------------------------------------------------------------------------------------------------------------------------------------

Lawson Products         Distributor of approximately 70,000 expendable maintenance, repair and replacement products. It also distributes 12,000 production components (mostly fasteners) to the O.E.M. (original equipment manufacturer)
                        marketplace.

------------------------------------------------------------------------------------------------------------------------------------
MSC Industrial Direct   One of the largest direct marketers of a broad range of industrial products to small and mid-sized industrial customers throughout the United States. It distributes a full line of industrial products, such as cutting tools, abrasives, measuring instruments, machine tool accessories, safety equipment, fasteners, welding supplies and electrical supplies, intended to satisfy its customers' maintenance, repair and operations (MRO) supplies requirements.

------------------------------------------------------------------------------------------------------------------------------------
W.W. Grainger           Provider of maintenance, repair, and operating (MRO) supplies, services, and related information to businesses and institutions. It offers a breadth of MRO solutions by combining products, services, and information.

------------------------------------------------------------------------------------------------------------------------------------
WESCO International     Provider of electrical products and other industrial MRO supplies and services in North America. It is also a provider of integrated supply services, and its integrated supply solutions and outsourcing services fulfill all of a customer's industrial MRO procurement needs through a highly automated, proprietary electronic procurement and inventory replenishment system.
------------------------------------------------------------------------------------------------------------------------------------


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                                                                              55
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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPARABLE COMPANIES ANALYSIS
================================================================================

COMPARABLE  COMPANIES OVERVIEW(1)

      FIRM VALUE/LTM REVENUES                 FIRM VALUE/LTM EBITDA

MSM                           1.6x      MSM                           12.1x
ARG                           0.8x      GWW                            8.2x
LAWS                          0.7x      WCC                            7.9x
GWW                           0.7x      ARG                            6.3x
JLK                           0.3x      AIT                            5.6x
WCC                           0.3x      IDG                            5.1x
AIT                           0.3x      LAWS                           4.5x
IDG                           0.1x      JLK                            4.5x


         FIRM VALUE/LTM EBIT                       PRICE/EARNINGS

MSM                          13.8x      MSM                           21.8x
GWW                          11.3x      GWW                           18.2x
ARG                          11.2x      ARG                           12.0x
WCC                           9.2x      AIT                           11.3x
IDG                           7.8x      WCC                           10.8x
AIT                           7.8x      IDG                            9.5x
JLK                           5.9x      LAWS                           9.3x
LAWS                          5.2x      JLK                            9.2x

(1) As of September 7, 2000.

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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPARABLE COMPANIES ANALYSIS
================================================================================

COMPARABLE COMPANIES OVERVIEW

    LTM REVENUES ($ MILLIONS)                    LTM EBITDA MARGIN

GWW                         $4,734      LAWS                          15.0%
WCC                         $3,691      ARG                           13.2%
ARG                         $1,572      MSM                           13.1%
AIT                         $1,572      GWW                            8.2%
MSM                         $  759      JLK                            7.7%
IDG                         $  547      AIT                            5.1%
JLK                         $  499      WCC                            4.2%
LAWS                        $  337      IDG                            2.5%

         LTM EBIT MARGIN                       LTM NET INCOME MARGIN

LAWS                         13.0%      LAWS                           8.1%
MSM                          11.5%      MSM                            6.6%
ARG                           7.5%      JLK                            3.4%
GWW                           5.9%      GWW                            3.3%
JLK                           5.8%      ARG                            2.2%
AIT                           3.7%      AIT                            2.0%
WCC                           3.6%      WCC                            1.2%
IDG                           1.6%      IDG                            0.5%

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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPARABLE COMPANIES ANALYSIS
================================================================================

COMPARABLE COMPANIES SUMMARY
(Figures in Thousands, Except per Share Data)

                                                                                                             52 - WEEK
                                 LAST           SHARES                                                      PRICE RANGE
                         TICKER FISCAL   LTM      O/S   PRICE @    MARKET                        FIRM      -------------- PRICE IN
       COMPANY           SYMBOL  YEAR    DATE    (000)  9/07/00     CAP.      DEBT      CASH     VALUE      HIGH    LOW     RANGE
-----------------------  ------ ------  ------  ------  ------- ----------  --------  -------  ----------  ------  ------ --------
----------------------------------------------------------------------------------------------------------------------------------
Current Trading Price -
  JLK                     JLK   Jun-99  Jun-00  24,510  $ 6.31  $  154,722  $ 18,735  $ 2,888  $  170,569  $11.69  $ 4.50    25%
Original Offer Price -
  JLK                     JLK   Jun-99  Jun-00  24,510  $ 6.70  $  164,220  $ 18,735  $ 2,888  $  180,067  $11.69  $ 4.50    31%
FINAL OFFER PRICE -
  JLK                     JLK   JUN-99  JUN-00  24,510  $ 8.75  $  214,466  $ 18,735  $ 2,888  $  230,313  $11.69  $ 4.50    59%
----------------------------------------------------------------------------------------------------------------------------------


Airgas                    ARG   Mar-00  Jun-00  67,147  $ 6.38  $  428,060  $886,006  $     0  $1,314,066  $13.13  $ 4.63    21%
Applied Industrial
  Tech.(1)                AIT   Jun-00  Jun-00  20,550   17.00     349,358   112,168   12,349     449,177   18.31   14.31    67%
Industrial Distribution
  Group                   IDG   Dec-99  Jun-00   8,877    2.88      25,521    44,436      695      69,262    4.81    2.25    24%
Lawson Products           LAWS  Dec-99  Jun-00   9,757   25.13     245,154         0   18,296     226,858   26.00   20.50    84%
MSC Industrial Direct     MSM   Aug-99  May-00  70,070   16.00   1,121,123    87,067    5,645   1,202,545   23.25    7.50    54%
W.W. Grainger             GWW   Dec-99  Jun-00  94,050   29.81   2,803,866   425,772   57,139   3,172,499   56.88   28.50     5%
WESCO International(2)    WCC   Dec-99  Jun-00  49,454    9.19     454,357   789,945   17,239   1,227,063   17.44    5.50    31%

SECTION 2: MULTIPLE ANALYSIS

                         FIRM VALUE/REVENUE MULTIPLE  FIRM VALUE/EBITDA MULTIPLE  FIRM VALUE/EBIT MULTIPLE         P/E MULTIPLE
                         ---------------------------  --------------------------  ------------------------   ----------------------
       COMPANY            LTM      2000E      2001E   LTM       2000E     2001E    LTM     2000E     2001E    LTM    2000E    2001E
-----------------------  -----     -----      -----   -----     -----     -----   -----    -----     -----   -----   ------   -----
----------------------------------------------------------------------------------------------------------------------------------
Current Trading Place -
  JLK                    0.3x      0.3x       0.3x    4.5x      4.8x      3.8x    5.9x     6.5x      4.7x    9.2x    10.0x    6.9x
Original Offer Price -
  JLK                    0.4x      0.4x       0.3x    4.7x      5.1x      4.0x    6.2x     6.9x      5.0x    9.7x    10.6x    7.3x
FINAL OFFER PRICE - JLK  0.5X      0.5X       0.4X    6.0X      6.5X      5.1X    8.0X     8.8X      6.4X   12.7X    13.8X    9.5X
----------------------------------------------------------------------------------------------------------------------------------

Airgas                   0.8x      0.8x       0.8x    6.3x      6.2x      5.7x   11.2x    11.1x      9.8x   12.0x    11.8x    9.7x
Applied Industrial
  Tech.(1)               0.3x      0.3x       0.3x    5.6x      5.3x      4.5x    7.8x     7.4x      6.2x   11.3x    10.3x    8.3x
Industrial Distribution
  Group                  0.1x      0.1x       0.1x    5.1x      4.8x      4.2x    7.8x     7.1x      5.8x    9.5x     9.6x    8.2x
Lawson Products          0.7x        NA         NA    4.5x        NA        NA    5.2x       NA        NA    9.3x       NA      NA
MSC Industrial Direct    1.6x*     1.4x*      1.1x*  12.1x*    10.4x*     8.1x*  13.8x    12.1x      9.2x*  21.8x*   19.2x*  15.9x*
W.W. Grainger            0.7x      0.6x       0.6x    8.2x      7.5x      6.3x   11.3x    10.0x      8.2x   18.2x    15.7x   13.0x
WESCO International(2)   0.3x      0.3x       0.3x    7.9x      7.1x      6.6x    9.2x     8.2x      7.5x   10.8x     8.8x    7.5x

----------------------------------------------------------------------------------------------------------------------------------
High                     0.8x      0.8x       0.8x    8.2x      7.5x      6.6x   11.3x    11.1x      9.8x   18.2x    15.7x   13.0x
MEDIAN                   0.5X      0.3X       0.3X    6.0X      6.2X      5.7X    8.5X     8.2X      7.5X   11.1X    10.3X    8.3X
Mean                     0.5x      0.4x       0.4x    6.3x      6.2x      5.4x    8.7x     8.8x      7.5x   11.9x    11.2x    9.3x
Low                      0.1x      0.1x       0.1x    4.5x      4.8x      4.2x    5.2x     7.1x      5.8x    9.3x     8.8x    7.5x
----------------------------------------------------------------------------------------------------------------------------------

* Excludes data outliers.
(1) Shares outstanding are from the 10-Q for the period ended March 31, 2000.
(2) Includes $337.6 million A/R securitization program based on 10-K disclosure.


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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

COMPARABLE COMPANIES ANALYSIS
================================================================================

COMPARABLE COMPANIES SUMMARY
(Figures in Thousands)

SECTION 3: MARGIN ANALYSIS

                                          GROSS                                   NET      GROSS   EBITDA    EBIT     NET    GROWTH
     COMPANY                 REV.         PROFIT      EBITDA        EBIT        INCOME    MARGIN   MARGIN   MARGIN   MARGIN  RATE(1)
-----------------------  ----------    ----------    --------     --------     --------   ------   ------   ------   ------  -------
------------------------------------------------------------------------------------------------------------------------------------
JLK                      $  499,292    $  154,300    $ 38,317     $ 28,929     $ 16,862    30.9%    7.7%     5.8%     3.4%   15.0%
------------------------------------------------------------------------------------------------------------------------------------

Airgas                   $1,571,839    $  745,113    $207,032     $117,146     $ 37,008    47.4%   13.2%     7.5%     2.4%   11.1%
Applied Industrial Tech.  1,571,705       391,590      80,705       57,717       31,048    24.9%    5.1%     3.7%     2.0%   12.3%
Industrial Distribution
  Group                     546,804       119,655      13,694        8,870        2,630    21.9%    2.5%     1.6%     0.5%   20.0%
Lawson Products             337,196       220,147      50,416       43,919       27,365    65.3%   15.0%    13.0%     8.1%      NA
MSC Industrial Direct       758,881       292,246      99,542       86,988       49,782    38.5%   13.1%    11.5%     6.6%   28.3%
W.W. Grainger             4,734,051     1,689,767     386,489      281,169      154,822    35.7%    8.2%     5.9%     3.3%   12.3%
WESCO International(2)    3,691,218       652,688     156,136      134,003       42,071    17.1%    4.2%     3.6%     1.1%   20.0%

------------------------------------------------------------------------------------------------------------------------------------
High                     $4,734,051    $1,689,767    $386,489     $281,169     $154,822    65.3%   15.0%    13.0%     8.1%   28.3%
Median                    1,571,705       391,590      99,542       86,988       37,008    35.7%    8.2%     5.9%     2.4%   16.2%
MEAN                      1,887,385       587,315     142,002      104,259       49,247    35.9%    8.8%     6.7%     3.4%   17.3%
Low                         337,196       119,655      13,694        8,870        2,630    17.7%    2.5%     1.6%     0.5%   11.1%
------------------------------------------------------------------------------------------------------------------------------------

(1) Source: Factset FirsCall


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C PRECEDENT TRANSACTIONS ANALYSIS















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                                                                              60

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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

PRECEDENT TRANSACTIONS OVERVIEW

     TARGET                           DESCRIPTION                            ACQUIROR                       DESCRIPTION
     ------                           -----------                            --------                       -----------
Bruckner Supply Co. Inc.      Provider of integrated supply          WESCO Distribution Co.       Wesco International, Inc. is a
                              procurement services and                                            provider of integrated supply
                              outsourcing activities for large                                    solutions, electrical products
                              industrial companies.                                               and other industrial MRO
                                                                                                  supplies and services in North
                                                                                                  America.
-----------------------------------------------------------------------------------------------------------------------------------

White Cap Industries Inc.     Sells pro-oriented products,             Investor Group             CEO Greg Grosch, and an
                              including construction materials,                                   affiliate of Leonard Green &
                              hand tools, fasteners, structural                                   Partners LP
                              connectors, power tools, light
                              construction equipment, steel
                              reinforcing bar, bulk and collated
                              gun nails and specialty
                              cementatious products.
-----------------------------------------------------------------------------------------------------------------------------------

Tristar Aerospace Co.         Provider of customized                   AlliedSignal Inc.          Manufacturing company serving
                              inventory management                                                customers worldwide with
                              services to original equipment                                      aerospace products and
                              manufacturers and a                                                 services, automotive products,
                              distributor of aerospace                                            chemicals, fibers, plastics and
                              fasteners, fastening systems                                        advanced materials.
                              and related hardware.
-----------------------------------------------------------------------------------------------------------------------------------

Vallen Corp.                  Provider of integrated safety            Hagemeyer NV               A global business to business
                              products and related services as                                    distribution and services group
                              well as other industrial MRO                                        focusing on Professional
                              products to customers, including                                    Products and Services and
                              total safety solutions programs in                                  Information Technology
                              customers' working                                                  Products and Services.
                              environments.
-----------------------------------------------------------------------------------------------------------------------------------





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                                                                              61
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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000



PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

PRECEDENT TRANSACTIONS OVERVIEW


     TARGET                           DESCRIPTION                            ACQUIROR                       DESCRIPTION
     ------                           -----------                            --------                       -----------
JA Sexauer (Dyson Kissner)     Distributor of plumbing                Wilmar Industries            Distributor and direct
                               specialties to institutional                                        marketer of plumbing
                               facilities throughout the United                                    specialties, electrical,
                               States and Canada.                                                  hardware and other products
                                                                                                   to facilities maintenance
                                                                                                   markets throughout North
                                                                                                   America.
-----------------------------------------------------------------------------------------------------------------------------------

Wilmar Industries              Distributor and direct                  Investor Group              Parthenon Capital and Chase
                               marketer of plumbing                                                Capital Partners
                               specialties, electrical,
                               hardware and other products
                               to facilities maintenance
                               markets throughout North
                               America.
-----------------------------------------------------------------------------------------------------------------------------------

Cameron Ashley                 Distributor of a broad line of           Guardian Industries        Manufacturer of float glass and
                               building products that are                                          fiber glass products for the
                               used principally in home                                            construction industries.
                               improvement and new
                               residential construction.
-----------------------------------------------------------------------------------------------------------------------------------

Barnett Inc. (Waxman USA)      Direct marketer and                      Wilmar Industries Inc.     Distributor and direct
                               distributor of plumbing,                                            marketer of plumbing
                               electrical, hardware, security                                      specialties, electrical,
                               hardware and HVAC products                                          hardware and other products
                               throughout the United States,                                       to facilities maintenance
                               the Caribbean and South                                             markets throughout North
                               America.                                                            America.

-----------------------------------------------------------------------------------------------------------------------------------

Westburne Inc.                 Integrated logistic and                        Rexel SA             Distributor of low voltage
                               distribution organization                                           electrical parts and supplies.
                               operating throughout North
                               America.
-----------------------------------------------------------------------------------------------------------------------------------



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                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

Precedent Transactions Analysis
(Figures in Millions, Except per Share Data)


                                                                                                                  PREMIUMS PAID
                                                                                                                 ----------------
                                                          DATE       NET     FIRM     EQUITY   OFFER    1 DAY    1 WEEK   1 MONTH
TARGET NAME                     ACQUIROR NAME           ANNOUNCED   DEBT    VALUE      VALUE   PRICE    PRIOR     PRIOR    PRIOR
----------------------          ----------------------  ---------   ----    -----     ------   -----    -----     -----    -----

-----------------------------------------------------------------------------------------------------------------------------------
JLK DIRECT DISTRIBUTION INC     KENNAMETAL INC                TBD   $15.8   $230.3     $214.5   $8.75    50.5%     94.4%    68.7%
-----------------------------------------------------------------------------------------------------------------------------------
Bruckner Supply Co Inc.         WESCO Distribution Inc   09/11/98    $3.5   $101.3      $99.1      NA       NA        NA       NA
White Cap Industries Inc        Investor Group           07/22/99    54.7    239.0      185.4  $16.50    49.2%     45.1%    55.3%
Tristar Aerospace Co            AlliedSignal Inc         11/01/99   107.0    283.8      182.0    9.50    43.4%     67.0%    65.2%
Vallen Corp                     Hagemeyer NV             11/15/99    16.8    199.0      184.0   25.00    26.6%     47.1%    83.5%
JA Sexauer Inc (Dyson Kissner)  Wilmar Industries Inc    11/15/99     0.0     85.0       86.4      NA       NA        NA       NA
Wilmar Industries Inc           Investor Group           12/23/99    62.0    290.9      229.8   18.25    30.4%     27.0%    18.7%
Cameron Ashley Building Prods   Guardian Industries      01/17/00   170.6    342.0      171.4   18.35    64.0%     59.6%   101.1%
Barnett Inc. (Waxman USA)       Wilmar Industries Inc    07/10/00    33.0    241.6      214.0   13.15    25.2%     35.3%    29.9%
Westburne Inc.                  Rexel S.A.               07/20/00   126.2  1,116.1      989.9   22.75    14.0%     23.0%    20.7%

-----------------------------------------------------------------------------------------------------------------------------------
HIGH                                                                                                     64.0%     67.0%   101.1%
MEAN                                                                                                     36.1%     43.4%    53.5%
MEDIAN                                                                                                   30.4%     45.1%    55.3%
LOW                                                                                                      14.0%     23.0%    18.7%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        LTM                                   LTM
                                                         ------------------------------------  ----------------------------------
                                                                                               EQUITY
                                                                                               VALUE/
                                                         -------  ------    ------    ------   ------          FIRM VALUE/
                                                           NET                                   NET    -------------------------
TARGET NAME                     ACQUIROR NAME             INCOME  REVENUE   EBITDA     EBIT    INCOME   REVENUE    EBITDA    EBIT
----------------------          ----------------------   -------  -------   ------    ------   ------   -------   --------   ----

-----------------------------------------------------------------------------------------------------------------------------------
JLK DIRECT DISTRIBUTION INC     KENNAMETAL INC              $16.9  $499.3    $38.3      $28.9    12.7 x   0.5 x      6.0 x   8.0 x
-----------------------------------------------------------------------------------------------------------------------------------
Bruckner Supply Co Inc.         WESCO Distribution Inc       $8.5  $241.3    $13.6      $13.5    11.7 x   0.4 x      7.4 x   7.5 x
White Cap Industries Inc        Investor Group               10.6   304.2     26.3       21.4    17.6     0.8        9.1    11.2
Tristar Aerospace Co            AlliedSignal Inc             15.6   207.4     35.5       33.0    11.7     1.4        8.0     8.6
Vallen Corp                     Hagemeyer NV                 12.0   387.0     23.9       19.1    15.3     0.5        8.3    10.4%
JA Sexauer Inc (Dyson Kissner)  Wilmar Industries Inc         5.2    79.0     10.2        9.4    16.5     1.1        8.3     9.0
Wilmar Industries Inc           Investor Group               13.9   295.5     32.3       29.1    16.5     1.0        9.0    10.0
Cameron Ashley Building Prods   Guardian Industries          17.1 1,138.4     51.8       39.3    10.0     0.3        6.6     8.7
Barnett Inc. (Waxman USA)       Wilmar Industries Inc        15.9   278.8     34.3       28.6    13.4     0.9        7.0     8.5
Westburne Inc.                  Rexel S.A.                   88.9 2,753.0    163.3      142.0    11.1     0.4        6.8     7.9

-----------------------------------------------------------------------------------------------------------------------------------
HIGH                                                                                             17.6 x   1.4 x      9.1 x  11.2 x
MEAN                                                                                             13.8     0.7        7.9     9.1
MEDIAN                                                                                           13.4     0.8        8.0     8.7
LOW                                                                                              10.0     0.3        6.6     7.5
-----------------------------------------------------------------------------------------------------------------------------------


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                                                                              63

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000










D LEVERAGED BUYOUT ANALYSIS





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                                                                              64

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

LEVERAGED BUYOUT ANALYSIS
================================================================================

TRANSACTION SUMMARY -- UPSIDE CASE
(Figures in Thousands, Except per Share Data)


                     TRANSACTION ASSUMPTIONS
------------------------------------------------------------------
Transaction Date:                                         06/30/00
Goodwill Amortization Period                                    25
Deferred Financing Fees Amortization Period                      7


                       TRADING INFORMATION
------------------------------------------------------------------

                                                  MOTOWN
                                        -------------------------
ENTERPRISE VALUE                          CURRENT        @ DEAL
----------------                          -------        ------
Share Price              9/7/00         $     6.31     $     8.52
                                                       ==========
     Fully Diluted Shares                 24,510.4       24,510.4
Equity Market Value                     $154,722.0     $208,828.7
Plus: Debt, Preferred & MI                18,734.7       18,734.7
Less: Cash                                (2,888.0)      (2,888.0)
                                        ----------     ----------
Enterprise Value                        $170,568.7     $224,675.4

MULTIPLE ANALYSIS
     2000 E P/E          FYE 06/30             9.2x          12.4x
     2001 E P/E                                8.7           11.7
     2000 E EBITDA                             4.5            5.9
     2001 E EBITDA                             4.5            5.9

                      DEBT CAPACITY ANALYSIS
------------------------------------------------------------------

Trailing EBITDA                                        $ 38,317.0
Debt/EBITDA Coverage                                          4.0x
                                                       ----------
Implied Debt Capacity                                  $153,268.0
Less Current Debt                                       (18,734.7)
                                                       ----------
Incremental Debt Capacity                              $134,533.3

                       GOODWILL CALCULATION
------------------------------------------------------------------

Purchase Price of Equity                               $208,828.7
Plus: Transaction Costs                                   2,400.0
Less: Tangible Book Value of Motown                     172,446.0
                                                       ----------
     TOTAL DEAL GOODWILL                               $ 38,782.7
                                                       ==========
Amortization Period (Years)                                  25.0
Annual Amortization of Transaction Goodwill            $  1,551.3


                           EQUITY SOURCES
-------------------------------------------------------------------

                                     Amount               Ownership
                                     ------               ---------
Management                         $     0.0                  0.0%
Roll-over Equity                         0.0                  0.0%
Financial Sponsor                   81,293.5                100.0%
                                   ---------                ------
Total Equity                       $81,293.5                100.0%


                    SOURCES AND USES OF FUNDS
------------------------------------------------------------------

SOURCES OF FUNDS                          AMOUNT            RATE         PERCENT
----------------                          ------            ----         -------
Bank Revolver                           $      0.0          8.5%            0.0%
Acquisition Senior Debt (1)              105,371.8          9.7%           44.9%
Acquisition PIK Preferred                      0.0         12.5%            0.0%
Acquisition Subordinated Debt (2)         47,896.3         12.5%           20.4%
Equity Sponsor                            81,293.5                         34.7%
                                        ----------                        ------
     TOTAL SOURCES OF FUNDS             $234,561.5                        100.0%

USES OF FUNDS
-------------
Purchase of Motown Common Equity        $208,828.7                         89.0%
Existing Motown Current Debt              18,734.7                          8.0%
Existing Motown Senior Debt                    0.0                          0.0%
Transaction Costs                          2,400.0                          1.0%
Deferred Fees                              4,598.0          3.0%            2.0%
                                        ----------                        ------
     TOTAL USES OF FUNDS                $234,561.5                        100.0%


                  EQUITY SPONSOR IRR CALCULATION
------------------------------------------------------------------

EBITDA MULTIPLE                            2003             2004           2005
----------------                           ----             ----           ----
     5.5x                                  37.4%            39.0%          37.5%
     6.0x                                  42.9%            42.6%          40.0%
     6.5x                                  48.1%            46.0%          42.4%


                SUMMARY CREDIT/LEVERAGE STATISTICS
------------------------------------------------------------------

                                                            2000 PF        2001           2002
                                                            -------        ----           ----
Total Debt, Preferred & Minority Interest/EBITDA             4.0x          3.5x           2.4x
EBITDA/Fixed Charges                                         3.8x          2.4x           3.3x
(EBITDA-Capex)/Fixed Charges                                 3.0x          1.9x           2.8x

(1)  Assumed at 400 bps above 10-year Treasury Notes.
(2) Rate is made equivalent to 12.5% coupon rate on subordinated debt. Attached warrants are assumed at 8% of company equity.

     These adjustments are made to achieve an approximate 22% IRR for debt holders.


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                                                                              65

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

LEVERAGED BUYOUT ANALYSIS
================================================================================

LEVERAGED BUYOUT ANALYSIS -- UPSIDE CASE
(Figures in Thousands, Except per Share Data)

                                                 ESTIMATED                            PROJECTED
                                                ----------  --------------------------------------------------------------
                                                 2000 PF       2001        2002         2003          2004        2005
                                                ----------  ----------   ----------   ----------    ---------   ----------
INCOME STATEMENT ITEMS
----------------------
Revenue                                         $499,292.0  $523,194.0   $565,566.0   $614,410.0   $ 67,521.0   $738,255.0
EBITDA                                            38,317.0    38,005.0     47,569.0     57,791.0     71,022.0     83,496.0
EBIIDA-Capex                                      30,618.0    31,138.0     40,569.0     50,791.0     64,022.0     76,496.0
EBIT                                              32,106.7    30,857.7     40,024.7     49,821.7     62,195.7     74,185.7
Cash Interest Expense                             10,112.3    10,112.3      7,648.9      5,153.6      2,174.3       (500.4)
Total Fixed Charges (1)                           10,112.3    16,099.3     14,384.3     12,730.9     10,698.8      9,089.7

BALANCE SHEET ITEMS
-------------------
Total Debt                                      $105,371.8  $ 79,921.2   $ 54,139.9   $ 23,359.0         $0.0         $0.0
Total Debt, Preferred & MI                       153,268.0   133,804.4    114,758.6     91,555.0     76,720.5     86,310.6
Net Debt                                         150,380.0   130,916.4    111,870.6     88,667.0     60,041.4     25,078.8
Equity                                            81,293.5    87,007.2     99,094.8    117,868.2    145,096.7    180,240.0
                                                ----------  ----------   ----------   ----------   ----------   ----------
Total Capitalization                             231,673.5   217,923.6    210,965.4    206,535.2    205,138.1    205,318.9


Total Debt/EBITDA                                     2.8x        2.lx         l.1x         0.4x         0.0x         0.0x
Total Debt, Preferred & MI/EBITDA                      4.0         3.5          2.4          1.6          1.1          1.0


Net Debt/Equity                                     185.0%      150.5%       112.9%        75.2%        41.4%        13.9%
Net Debt/Capitalization                              64.9%       60.1%        53.0%        42.9%        29.3%        12.2%

COVERAGES
EBITDA/Cash Interest Expense                          3.8x        3.8x         6.2x        11.2x        32.7x           NM
(EBITDA - Capex)/Cash Interest Expense                 3.0         3.1          5.3          9.9         29.4           NM
EBITDA/Fixed Charges (1)                               3.8         2.4          3.3          4.5          6.6          9.2
(EBITDA - Capex)/Fixed Charges                         3.0         1.9          2.8          4.0          6.0          8.4

(1) Fixed charges defined as cash interest plus PIK preferred dividends.


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                                                                              66

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

LEVERAGED BUYOUT ANALYSIS
================================================================================

TRANSACTION SUMMARY -- UPSIDE CASE
(Figures in Thousands, Except per Share Data)


                     TRANSACTION ASSUMPTIONS
------------------------------------------------------------------
Transaction Date:                                         06/30/00
Goodwill Amortization Period                                    25
Deferred Financing Fees Amortization Period                      7


                       TRADING INFORMATION
------------------------------------------------------------------

                                                 MOTOWN
                                        -------------------------
ENTERPRISE VALUE                          CURRENT        @ DEAL
----------------                          -------        ------
Share Price              9/7/00         $     6.31     $     9.18
                                                       ==========
     Fully Diluted Shares                 24,510.4       24,510.4
Equity Market Value                     $154,722.0     $225,005.6
Plus: Debt, Preferred & MI                18,734.7       18,734.7
Less: Cash                                (2,888.0)      (2,888.0)
                                        ----------     ----------
Enterprise Value                        $170,568.7     $240,852.3

MULTIPLE ANALYSIS
     2000 E P/E          FYE 06/30             9.2x          13.3x
     2001 E P/E                                8.7           12.6
     2000 E EBITDA                             4.5            6.3
     2001 E EBITDA                             4.5            6.3

                      DEBT CAPACITY ANALYSIS
------------------------------------------------------------------

Trailing EBITDA                                        $ 38,317.0
Debt/EBITDA Coverage                                          4.0x
                                                       ----------
Implied Debt Capacity                                  $153,268.0
Less Current Debt                                       (18,734.7)
                                                       ----------
Incremental Debt Capacity                              $134,533.3

                       GOODWILL CALCULATION
------------------------------------------------------------------

Purchase Price of Equity                               $225,005.6
Plus: Transaction Costs                                   2,500.0
Less: Tangible Book Value of Motown                     172,446.0
                                                       ----------
     TOTAL DEAL GOODWILL                               $ 55,059.6
                                                       ==========
Amortization Period (Years)                                  25.0
Annual Amortization of Transaction Goodwill            $  2,202.4


                           EQUITY SOURCES
-------------------------------------------------------------------

                                     Amount               Ownership
                                     ------               ---------
Management                         $     0.0                  0.0%
Roll-over Equity                         0.0                  0.0%
Financial Sponsor                   97,570.3                100.0%
                                   ---------                ------
Total Equity                       $97,570.3                100.0%


                    SOURCES AND USES OF FUNDS
------------------------------------------------------------------

SOURCES OF FUNDS                          AMOUNT            RATE         PERCENT
----------------                          ------            ----         -------
Bank Revolver                           $      0.0          8.5%            0.0%
Acquisition Senior Debt (1)              105,371.8          9.7%           42.0%
Acquisition PIK Preferred                      0.0         12.5%            0.0%
Acquisition Subordinated Debt (2)         47,896.3         12.5%           19.1%
Equity Sponsor                            97,570.3                         38.9%
                                        ----------                        ------
     TOTAL SOURCES OF FUNDS             $250,838.3                        100.0%

USES OF FUNDS
-------------
Purchase of Motown Common Equity        $225,005.6                         89.7%
Existing Motown Current Debt              18,734.7                          7.5%
Existing Motown Senior Debt                    0.0                          0.0%
Transaction Costs                          2,500.0                          1.0%
Deferred Fees                              4,598.0          3.0%            1.8%
                                        ----------                        ------
     TOTAL USES OF FUNDS                $250,838.3                        100.0%


                  EQUITY SPONSOR IRR CALCULATION
------------------------------------------------------------------

EBITDA MULTIPLE                            2003             2004           2005
----------------                           ----             ----           ----
     5.5x                                  29.3%            32.8%          32.5%
     6.0x                                  34.5%            36.3%          35.0%
     6.5x                                  39.3%            39.5%          37.3%


                SUMMARY CREDIT/LEVERAGE STATISTICS
------------------------------------------------------------------

                                                            2000 PF        2001           2002
                                                            -------        ----           ----
Total Debt, Preferred & Minority Interest/EBITDA             4.0x          3.5x           2.4x
EBITDA/Fixed Charges                                         3.8x          2.4x           3.3x
(EBITDA-Capex)/Fixed Charges                                 3.0x          1.9x           2.8x

(1)  Assumed at 400 bps above 10-year Treasury Notes.
(2) Rate is made equivalent to 12.5% coupon rate on subordinated debt. Attached warrants are assumed at 8% of company equity.

     These adjustments are made to achieve an approximate 22% IRR for debt holders.


[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

LEVERAGED BUYOUT ANALYSIS
================================================================================

LEVERAGED BUYOUT ANALYSIS -- UPSIDE CASE
(Figures in Thousands, Except per Share Data)

                                                    ESTIMATED                             PROJECTED
                                                   -----------  --------------------------------------------------------------
                                                    2000 PF       2001         2002         2003         2004          2005
                                                   -----------  ----------   ----------   ----------   ----------   ----------
INCOME STATEMENT ITEMS
Revenue                                             $499,292.0  $523,194.0   $565,566.0   $614,410.0   $671,521.0   $738,255.0
EBITDA                                                38,317.0    38,005.0     47,569.0     57,791.0     71,022.0     83,496.0
EBITDA-Capex                                          30,618.0    31,138.0     40,569.0     50,791.0     64,022.0     76,496.0
EBIT                                                  31,455.6    30,206.6     39,373.6     49,170.6     61,544.6     73,534.6
Cash Interest Expense                                 10,112.3    10,112.3      7,648.9      5,153.6      2,174.3       (500.4)
Total Fixed Charges (1)                               10,112.3    16,099.3     14,384.3     12,730.9     10,698.8      9,089.7

BALANCE SHEET ITEMS
Total Debt                                          $105,371.8  $ 79,921.2   $ 54,139.9   $ 23,359.0   $      0.0   $      0.0
Total Debt, Preferred & MI                           153,268.0   133,804.4    114,758.6     91,555.0     76,720.5     86,310.6
Net Debt                                             150,380.0   130,916.4    111,870.6     88,667.0     60,041.4     25,078.8
Equity                                                97,570.3   102,632.9    114,069.5    132,191.9    158,769.2    193,261.5
                                                    ----------  ----------   ----------   ----------   ----------   ----------
Total Capitalization                                 247,950.3   233,549.4    225,940.1    220,858.9    218,810.6    218,340.4
Total Debt/EBITDA                                         2.8x        2.lx         l.1x         0.4x         0.0x         0.0x
Total Debt, Preferred & MI/EBITDA                          4.0         3.5          2.4          1.6          1.1          1.0
Net Debt/Equity                                         154.1%      127.6%        98.1%        67.1%        37.8%        13.0%
Net Debt/Capitalization                                  60.6%       56.1%        49.5%        40.1%        27.4%        11.5%

COVERAGES
EBITDA/Cash Interest Expense                              3.8x        3.8x         6.2x        11.2x        32.7x           NM
(EBITDA - Capex)/Cash Interest Expense                     3.0         3.1          5.3          9.9         29.4           NM
EBITDA/Fixed Charges (1)                                   3.8         2.4          3.3          4.5          6.6          9.2
(EBITDA - Capex)/Fixed Charges                             3.0         1.9          2.8          4.0          6.0          8.4

(1) Fixed charges defined as cash interest plus PIK preferred dividends.


[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

LEVERAGED BUYOUT ANALYSIS
================================================================================

TRANSACTION SUMMARY -- CONSERVATIVE CASE
(Figures in Thousands, Except per Share Data)


                     TRANSACTION ASSUMPTIONS
------------------------------------------------------------------
Transaction Date:                                         06/30/00
Goodwill Amortization Period                                    25
Deferred Financing Fees Amortization Period                      7


                       TRADING INFORMATION
------------------------------------------------------------------

                                                  MOTOWN
                                        -------------------------
ENTERPRISE VALUE                          CURRENT        @ DEAL
----------------                          -------        ------
Share Price              9/7/00         $     6.31     $     7.30
                                                       ==========
     Fully Diluted Shares                 24,510.4       24,510.4
Equity Market Value                     $154,722.0     $178,926.0
Plus: Debt, Preferred & MI                18,734.7       18,734.7
Less: Cash                                (2,888.0)      (2,888.0)
                                        ----------     ----------
Enterprise Value                        $170,568.7     $194,772.7

MULTIPLE ANALYSIS
     2000 E P/E          FYE 06/30             9.2x          10.6x
     2001 E P/E                                8.7           10.0
     2000 E EBITDA                             4.5            5.1
     2001 E EBITDA                             4.5            5.1

                      DEBT CAPACITY ANALYSIS
------------------------------------------------------------------

Trailing EBITDA                                        $ 38,317.0
Debt/EBITDA Coverage                                          4.0x
                                                       ----------
Implied Debt Capacity                                  $153,268.0
Less Current Debt                                       (18,734.7)
                                                       ----------
Incremental Debt Capacity                              $134,533.3

                       GOODWILL CALCULATION
------------------------------------------------------------------

Purchase Price of Equity                               $178,926.0
Plus: Transaction Costs                                   2,100.0
Less: Tangible Book Value of Motown                     172,446.0
                                                       ----------
     TOTAL DEAL GOODWILL                               $  8,580.0
                                                       ==========
Amortization Period (Years)                                  25.0
Annual Amortization of Transaction Goodwill            $    343.2


                           EQUITY SOURCES
-------------------------------------------------------------------

                                     Amount               Ownership
                                     ------               ---------
Management                         $     0.0                  0.0%
Roll-over Equity                         0.0                  0.0%
Financial Sponsor                   51,090.8                100.0%
                                   ---------                ------
Total Equity                       $51,090.8                100.0%


                    SOURCES AND USES OF FUNDS
------------------------------------------------------------------

SOURCES OF FUNDS                          AMOUNT            RATE         PERCENT
----------------                          ------            ----         -------
Bank Revolver                           $      0.0          8.5%            0.0%
Acquisition Senior Debt (1)              105,371.8          9.7%           51.6%
Acquisition PIK Preferred                      0.0         12.5%            0.0%
Acquisition Subordinated Debt (2)         47,896.3         12.5%           23.4%
Equity Sponsor                            51,090.8                         25.0%
                                        ----------                        ------
     TOTAL SOURCES OF FUNDS             $204,358.8                        100.0%

USES OF FUNDS
-------------
Purchase of Motown Common Equity        $178,926.0                         87.6%
Existing Motown Current Debt              18,734.7                          9.2%
Existing Motown Senior Debt                    0.0                          0.0%
Transaction Costs                          2,100.0                          1.0%
Deferred Fees                              4,598.0          3.0%            2.2%
                                        ----------                        ------
     TOTAL USES OF FUNDS                $204,358.8                        100.0%


                  EQUITY SPONSOR IRR CALCULATION
------------------------------------------------------------------

EBITDA MULTIPLE                            2003             2004           2005
----------------                           ----             ----           ----
     5.5x                                  38.6%            38.0%          36.8%
     6.0x                                  45.7%            42.5%          40.0%
     6.5x                                  52.3%            46.7%          42.9%


                SUMMARY CREDIT/LEVERAGE STATISTICS
------------------------------------------------------------------

                                                            2000 PF        2001           2002
                                                            -------        ----           ----
Total Debt, Preferred & Minority Interest/EBITDA             4.0x          3.5x           2.4x
EBITDA/Fixed Charges                                         3.8x          2.4x           3.0x
(EBITDA-Capex)/Fixed Charges                                 3.0x          1.9x           2.5x


(1)  Assumed at 400 bps above 10-year Treasury Notes.
(2) Rate is made equivalent to 12.5% coupon rate on subordinated debt. Attached warrants are assumed at 12% of company equity.

     These adjustments are made to achieve an approximate 22% IRR for debt holders.


[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000



LEVERAGED BUYOUT ANALYSIS
================================================================================

LEVERAGED BUYOUT ANALYSIS -- CONSERVATIVE CASE
(Figures in Thousands, Except per Share Data)

                                               ESTIMATED                               PROJECTED
                                               ---------     -------------------------------------------------------------------
                                                2000 PF         2001          2002          2003          2004           2005
                                                -------         ----          ----          ----          ----           ----
INCOME STATEMENT ITEMS
Revenue                                        $499,292.0    $523,194.0    $549,230.0    $583,707.0    $618,844.0     $655,952.0
EBITDA                                           38,317.0      38,005.0      43,026.0      50,495.0      58,805.0       68,249.0
EBITDA-Capex                                     30,618.0      31,138.0      36,026.0      43,495.0      51,805.0       61,249.0
EBIT                                             33,314.8      32,065.8      36,689.8      43,733.8      51,186.8       60,146.8
Cash Interest Expense                            10,112.3      10,112.3       7,648.9       6,793.6       5,519.4        3,702.6
Total Fixed Charges (1)                          10,112.3      16,099.3      14,384.3      14,370.9      14,043.9       13,292.7

BALANCE SHEET ITEMS
Total Debt                                     $105,371.8     $79,921.2     $71,084.0     $57,919.4     $39,149.4      $14,003.7
Total Debt, Preferred & MI                      153,268.0     133,804.4     131,702.7     126,115.5     115,869.9      100,314.3
Net Debt                                        150,380.0     130,916.4     128,814.7     123,227.5     112,981.9       97,426.3
Equity                                           51,090.8      58,012.6      68,526.2      83,035.4     101,941.9      126,382.4
                                               ----------    ----------    ----------    ----------    ----------     ----------
Total Capitalization                            201,470.8     188,929.0     197,340.9     206,262.9     214,923.8      223,808.7
Total Debt/EBITDA                                     2.8x          2.1x          1.7x          1.1x          0.7x           0.2x
Total Debt, Preferred & MI/EBITDA                     4.0           3.5           3.1           2.5           2.0            1.5
Net Debt/Equity                                     294.3%        225.7%        188.0%        148.4%        110.8%          77.1%
Net Debt/Capitalization                              74.6%         69.3%         65.3%         59.7%         52.6%          43.5%

COVERAGES
EBITDA/Cash Interest Expense                          3.8x          3.8x          5.6x          7.4x         10.7x          18.4x
(EBITDA - Capex)/Cash Interest Expense                3.0           3.1           4.7           6.4           9.4           16.5
EBITDA/Fixed Charges (1)                              3.8           2.4           3.0           3.5           4.2            5.1
(EBITDA - Capex)/Fixed Charges                        3.0           1.9           2.5           3.0           3.7            4.6

(1) Fixed charges defined as cash interest plus PIK preferred dividends.


[CIBC WORLD MARKETS LOGO]
                                                                              70

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000

LEVERAGED BUYOUT ANALYSIS
================================================================================

TRANSACTION SUMMARY -- CONSERVATIVE CASE
(Figures in Thousands, Except per Share Data)


                     TRANSACTION ASSUMPTIONS
------------------------------------------------------------------
Transaction Date:                                         06/30/00
Goodwill Amortization Period                                    25
Deferred Financing Fees Amortization Period                      7


                       TRADING INFORMATION
------------------------------------------------------------------

                                                  MOTOWN
                                        -------------------------
ENTERPRISE VALUE                          CURRENT        @ DEAL
----------------                          -------        ------
Share Price              9/7/00         $     6.31     $     7.71
                                                       ==========
     Fully Diluted Shares                 24,510.4       24,510.4
Equity Market Value                     $154,722.0     $188,975.3
Plus: Debt, Preferred & MI                18,734.7       18,734.7
Less: Cash                                (2,888.0)      (2,888.0)
                                        ----------     ----------
Enterprise Value                        $170,568.7     $204,822.0

MULTIPLE ANALYSIS
     2000 E P/E          FYE 06/30             9.2x          11.2x
     2001 E P/E                                8.7           10.6
     2000 E EBITDA                             4.5            5.3
     2001 E EBITDA                             4.5            5.4

                      DEBT CAPACITY ANALYSIS
------------------------------------------------------------------

Trailing EBITDA                                        $ 38,317.0
Debt/EBITDA Coverage                                          4.0x
                                                       ----------
Implied Debt Capacity                                  $153,268.0
Less Current Debt                                       (18,734.7)
                                                       ----------
Incremental Debt Capacity                              $134,533.3

                       GOODWILL CALCULATION
------------------------------------------------------------------

Purchase Price of Equity                               $188,975.3
Plus: Transaction Costs                                   2,200.0
Less: Tangible Book Value of Motown                     172,446.0
                                                       ----------
     TOTAL DEAL GOODWILL                               $ 18,729.3
                                                       ==========
Amortization Period (Years)                                  25.0
Annual Amortization of Transaction Goodwill            $    749.2


                           EQUITY SOURCES
-------------------------------------------------------------------

                                     Amount               Ownership
                                     ------               ---------
Management                         $     0.0                  0.0%
Roll-over Equity                         0.0                  0.0%
Financial Sponsor                   61,240.0                100.0%
                                   ---------                ------
Total Equity                       $61,240.0                100.0%


                    SOURCES AND USES OF FUNDS
------------------------------------------------------------------

SOURCES OF FUNDS                          AMOUNT            RATE         PERCENT
----------------                          ------            ----         -------
Bank Revolver                           $      0.0          8.5%            0.0%
Acquisition Senior Debt (1)              105,371.8          9.7%           49.1%
Acquisition PIK Preferred                      0.0         12.5%            0.0%
Acquisition Subordinated Debt (2)         47,896.3         12.5%           22.3%
Equity Sponsor                            61,240.0                         28.5%
                                        ----------                        ------
     TOTAL SOURCES OF FUNDS             $214,508.0                        100.0%

USES OF FUNDS
-------------
Purchase of Motown Common Equity        $188,975.3                         88.1%
Existing Motown Current Debt              18,734.7                          8.7%
Existing Motown Senior Debt                    0.0                          0.0%
Transaction Costs                          2,200.0                          1.0%
Deferred Fees                              4,598.0          3.0%            2.1%
                                        ----------                        ------
     TOTAL USES OF FUNDS                $214,508.0                        100.0%


                  EQUITY SPONSOR IRR CALCULATION
------------------------------------------------------------------

EBITDA MULTIPLE                            2003             2004           2005
----------------                           ----             ----           ----
     5.5x                                  30.5%            31.8%          31.9%
     6.0x                                  37.2%            36.2%          35.0%
     6.5x                                  43.3%            40.2%          37.8%


                SUMMARY CREDIT/LEVERAGE STATISTICS
------------------------------------------------------------------

                                                            2000 PF        2001           2002
                                                            -------        ----           ----
Total Debt, Preferred & Minority Interest/EBITDA             4.0x          3.5x           2.4x
EBITDA/Fixed Charges                                         3.8x          2.4x           3.0x
(EBITDA-Capex)/Fixed Charges                                 3.0x          1.9x           2.5x

(1)  Assumed at 400 bps above 10-year Treasury Notes.
(2) Rate is made equivalent to 12.5% coupon rate on subordinated debt. Attached warrants are assumed at 8% of company equity.

     These adjustments are made to achieve an approximate 22% IRR for debt holders.


[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000




LEVERAGED BUYOUT ANALYSIS
================================================================================

LEVERAGED BUYOUT ANALYSIS -- CONSERVATIVE CASE
(Figures in Thousands, Except per Share Data)

                                               ESTIMATED                                  PROJECTED
                                               ---------     -------------------------------------------------------------------
                                                2000 PF         2001          2002          2003          2004           2005
                                                -------         ----          ----          ----          ----           ----
INCOME STATEMENT ITEMS
Revenue                                        $499,292.0    $523,194.0    $549,230.0    $583,707.0    $618,844.0     $655,952.0
EBITDA                                           38,317.0      38,005.0      43,026.0      50,495.0      58,805.0       68,249.0
EBITDA-Capex                                     30,618.0      31,138.0      36,026.0      43,495.0      51,805.0       61,249.0
EBIT                                             32,908.8      31,659.8      36,283.8      43,327.8      50,780.8       59,740.8
Cash Interest Expense                            10,112.3      10,112.3       7,648.9       6,793.6       5,519.4        3,702.6
Total Fixed Charges (1)                          10,112.3      16,099.3      14,384.3      14,370.9      14,043.9       13,292.7

BALANCE SHEET ITEMS
Total Debt                                     $105,371.8     $79,921.2     $71,084.0     $57,919.4     $39,149.4      $14,003.7
Total Debt, Preferred & MI                      153,268.0     133,804.4     131,702.7     126,115.5     115,869.9      100,314.3
Net Debt                                        150,380.0     130,916.4     128,814.7     123,227.5     112,981.9       97,426.3
Equity                                           61,240.0      67,755.9      77,863.5      91,966.8     110,467.3      134,501.8
                                               ----------    ----------    ----------    ----------    ----------     ----------
Total Capitalization                            211,620.0     198,672.3     206,678.3     215,194.2     223,449.2      231,928.1
Total Debt/EBITDA                                     2.8x          2.1x          1.7x          1.1x          0.7x           0.2x
Total Debt, Preferred & MI/EBITDA                     4.0           3.5           3.1           2.5           2.0            1.5
Net Debt/Equity                                     245.6%        193.2%        165.4%        134.0%        102.3%          72.4%
Net Debt/Capitalization                              71.1%         65.9%         62.3%         57.3%         50.6%          42.0%

COVERAGES

EBITDA/Cash Interest Expense                          3.8x          3.8x          5.6x          7.4x         10.7x          18.4x
(EBITDA - Capex)/Cash Interest Expense                3.0           3.1           4.7           6.4           9.4           16.5
EBITDA/Fixed Charges (1)                              3.8           2.4           3.0           3.5           4.2            5.1
(EBITDA - Capex)/Fixed Charges                        3.0           1.9           2.5           3.0           3.7            4.6

(1) Fixed charges defined as cash interest plus PIK preferred dividends.


[CIBC WORLD MARKETS LOGO]
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

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000





E        MINORITY BUYOUT TRANSACTIONS ANALYSIS
















[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MINORITY BUYOUT TRANSACTIONS ANALYSIS
================================================================================

MINORITY BUYOUT TRANSACTIONS

                                                                                               VALUE OF
   DATE         DATE                                                                          TRANSACTION     1 DAY     1 WEEK
 ANNOUNCED    EFFECTIVE            TARGET NAME                       ACQUIROR NAME               ($ MM)      PREMIUM    PREMIUM
 ---------    ---------            -----------                       -------------               ------      -------    -------
08/15/2000     Pending      Infinity Broadcasting Corp        Viacom Inc(Natl Amusements)     $  16,665.9     13.6%       7.0%
08/14/2000     Pending      BHC Communications Inc            News Corp Ltd                         887.7     16.4%      13.4%
07/24/2000     Pending      Phoenix Investment Partners       Phoenix Home Life Mutual              383.3     14.3%      11.1%
07/11/2000     Pending      In Home Health Inc                Manor Care Inc                         19.1     12.5%      17.4%
06/22/2000     Pending      American Educational Products     G C Associates Holding Corp             3.4      3.9%       3.9%
06/05/2000     Pending      Jenny Craig Inc                   SJF Enterprises Inc                    25.6    114.3%     150.0%
05/04/2000     Pending      Petroglyph Energy Inc             Intermountain Industries                7.4     10.0%      60.0%
04/25/2000     Pending      MPW Industrial Services Group     Investor Group                        122.4     56.1%      58.0%
04/24/2000    07/17/2000    Cherry Corp                       Investor Group                        144.5    103.1%     109.1%
03/27/2000    06/27/2000    Hartford Life(ITT Hartford)       Hartford Financial Services         1,324.6     18.6%      40.3%
03/23/2000    06/08/2000    Homestead Village Inc             Security Capital Group Inc            156.8     49.1%      56.2%
03/21/2000     Pending      CNA Surety Corp(CNA Financial)    Continental Casualty(CNA Finl)        218.4     -7.1%      10.6%
03/21/2000     Pending      Travelers Property Casualty       Citigroup Inc                       2,449.3     24.5%      39.5%
03/17/2000     Pending      Vastar Resources Inc              BP Amoco PLC                        1,575.7     16.2%      35.0%
02/22/2000    06/15/2000    IXnet Inc(IPC Information)        Global Crossing Ltd                   876.9     18.1%      22.8%
02/14/2000     Pending      CareInsite Inc(Medical Mgr)       Healtheon/WebMD Inc                 1,883.8      5.3%      -0.7%
02/02/2000     Pending      Thermo Instrument Systems Inc     Thermo Electron Corp                  831.7     27.0%      33.2%
01/31/2000    05/03/2000    Metrika Systems Corp              Thermo Instrument Systems Inc          14.2     -6.5%       0.0%
01/31/2000    06/28/2000    ONIX Systems Inc                  Thermo Instrument Systems Inc          23.1      2.9%      16.1%
01/31/2000    05/12/2000    Thermo Optek Corp                 Thermo Instrument Systems Inc          51.8      6.7%      -5.1%
01/31/2000    04/20/2000    Thermo BioAnalysis(Thermo)        Thermo Instrument Systems Inc         167.9     51.4%      55.6%
01/31/2000    05/12/2000    ThermoQuest Corp                  Thermo Instrument Systems Inc          96.9     36.0%      47.0%
01/31/2000    04/04/2000    Thermo Sentron Inc(Thermedics)    Thermedics(Thermo Electron)            30.7      7.4%       6.9%
01/31/2000    04/12/2000    Thermedics Detection Inc          Thermedics(Thermo Electron)            17.0      0.8%       0.8%
01/31/2000    06/28/2000    Sunrise Intl Leasing Inc          King Management Corp                   17.0     -4.5%       0.0%
01/19/2000    04/19/2000    Conning Corp                      Metropolitan Life Insurance Co         73.5     15.6%      38.9%
01/19/2000    02/09/2000    Trigen Energy Corp                Elyo(Suez Lyonnaise des Eaux)         159.2     38.2%      42.4%
01/11/2000     Pending      Hayes Lemmerz International       Investor Group                        165.2      1.2%      23.5%
12/17/1999    08/15/2000    ThermoTrex Corp                   Thermo Electron Corp                   36.9     -5.7%      -0.7%
12/15/1999    08/15/2000    ThermoLase Corp(Thermo Trex)      Thermo Electron Corp                   34.4      2.7%      14.8%
12/08/1999     Pending      Robertson-Ceco Corp               Heico Companies LLC                    57.0     46.0%      43.8%
12/01/1999     Pending      Boise Cascade Office Products     Boise Cascade Corp                    205.3     43.5%      55.3%
11/16/1999     Pending      Thermo TerraTech Inc(Thermo)      Thermo Electron Corp                   80.7    -15.8%      -9.4%
11/12/1999     Pending      Howmet International Inc          Cordant Technologies Inc              261.4     20.9%      18.8%
11/05/1999    11/05/1999    PEC Israel Economic Corp          Discount Investment Corp(IDB)         320.0      0.2%       1.0%
10/21/1999     Pending      Student Loan Corporation          Citigroup Inc                         180.0     11.5%      11.6%
10/20/1999    06/06/2000    Thermoretec Corp                  Thermo Electron Corp                   56.9     27.3%      33.3%
10/20/1999    05/16/2000    Randers Killam Gr                 Thermo Electron Corp                    6.7     12.5%      12.5%
09/20/1999     Pending      Trigen Energy Corp                Elyo(Suez Lyonnaise des Eaux)         132.7     14.3%      20.5%
07/13/1999    01/07/2000    Thermo Vision(Thermo Inst)        Thermo Instrument Systems Inc          11.9     75.0%      60.0%
06/22/1999     Pending      National Processing Inc           National City, Cleveland, Ohio         58.2     23.6%      33.3%

   DATE          DATE                                                                            4 WEEKS
ANNOUNCED      EFFECTIVE            TARGET NAME                       ACQUIROR NAME              PREMIUM      AVERAGE    % ACQUIRED
---------      ---------            -----------                       -------------              -------      -------    ----------
08/15/2000      Pending      Infinity Broadcasting Corp        Viacom Inc(Natl Amusements)        13.2%        11.3%       35.7%
08/14/2000      Pending      BHC Communications Inc            News Corp Ltd                      10.0%        13.3%       20.0%
07/24/2000      Pending      Phoenix Investment Partners       Phoenix Home Life Mutual           29.0%        18.1%       40.0%
07/11/2000      Pending      In Home Health Inc                Manor Care Inc                     12.5%        14.1%       38.6%
06/22/2000      Pending      American Educational Products     G C Associates Holding Corp         5.3%         4.4%       39.3%
06/05/2000      Pending      Jenny Craig Inc                   SJF Enterprises Inc               140.0%       134.8%       33.0%
05/04/2000      Pending      Petroglyph Energy Inc             Intermountain Industries           35.4%        35.1%       41.8%
04/25/2000      Pending      MPW Industrial Services Group     Investor Group                     16.4%        43.5%       43.0%
04/24/2000     07/17/2000    Cherry Corp                       Investor Group                     70.3%        94.2%       46.0%
03/27/2000     06/27/2000    Hartford Life(ITT Hartford)       Hartford Financial Services        43.3%        34.1%       18.5%
03/23/2000     06/08/2000    Homestead Village Inc             Security Capital Group Inc         98.8%        68.0%       13.0%
03/21/2000      Pending      CNA Surety Corp(CNA Financial)    Continental Casualty(CNA Finl)     18.9%         7.5%       37.0%
03/21/2000      Pending      Travelers Property Casualty       Citigroup Inc                      35.1%        33.0%       15.0%
03/17/2000      Pending      Vastar Resources Inc              BP Amoco PLC                       69.4%        40.2%       18.1%
02/22/2000     06/15/2000    IXnet Inc(IPC Information)        Global Crossing Ltd                25.9%        22.3%       27.0%
02/14/2000      Pending      CareInsite Inc(Medical Mgr)       Healtheon/WebMD Inc                (3.4)%        0.4%       31.0%
02/02/2000      Pending      Thermo Instrument Systems Inc     Thermo Electron Corp               94.3%        51.5%       11.2%
01/31/2000     05/03/2000    Metrika Systems Corp              Thermo Instrument Systems Inc      46.9%        13.5%       29.5%
01/31/2000     06/28/2000    ONIX Systems Inc                  Thermo Instrument Systems Inc      38.5%        19.1%       19.7%
01/31/2000     05/12/2000    Thermo Optek Corp                 Thermo Instrument Systems Inc      41.2%        14.2%        5.0%
01/31/2000     04/20/2000    Thermo BioAnalysis(Thermo)        Thermo Instrument Systems Inc      53.4%        53.4%       32.7%
01/31/2000     05/12/2000    ThermoQuest Corp                  Thermo Instrument Systems Inc      61.9%        48.3%       10.0%
01/31/2000     04/04/2000    Thermo Sentron Inc(Thermedics)    Thermedics(Thermo Electron)         6.9%         7.1%       --
01/31/2000     04/12/2000    Thermedics Detection Inc          Thermedics(Thermo Electron)        14.3%         5.3%       --
01/31/2000     06/28/2000    Sunrise Intl Leasing Inc          King Management Corp                1.2%        -1.1%       41.0%
01/19/2000     04/19/2000    Conning Corp                      Metropolitan Life Insurance Co     52.1%        35.5%       39.0%
01/19/2000     02/09/2000    Trigen Energy Corp                Elyo(Suez Lyonnaise des Eaux)      31.9%        37.5%        4.0%
01/11/2000      Pending      Hayes Lemmerz International       Investor Group                     38.8%        21.2%       22.4%
12/17/1999     08/15/2000    ThermoTrex Corp                   Thermo Electron Corp                3.2%        -1.1%       17.8%
12/15/1999     08/15/2000    ThermoLase Corp(Thermo Trex)      Thermo Electron Corp               30.1%        15.9%       13.5%
12/08/1999      Pending      Robertson-Ceco Corp               Heico Companies LLC                41.5%        43.8%       30.6%
12/01/1999      Pending      Boise Cascade Office Products     Boise Cascade Corp                 60.0%        52.9%       18.1%
11/16/1999      Pending      Thermo TerraTech Inc(Thermo)      Thermo Electron Corp               11.6%        -4.5%       13.0%
11/12/1999      Pending      Howmet International Inc          Cordant Technologies Inc           38.1%        25.9%       15.4%
11/05/1999     11/05/1999    PEC Israel Economic Corp          Discount Investment Corp(IDB)       2.8%         1.3%       30.7%
10/21/1999      Pending      Student Loan Corporation          Citigroup Inc                       0.8%         8.0%       20.0%
10/20/1999     06/06/2000    Thermoretec Corp                  Thermo Electron Corp               34.9%        31.8%       28.0%
10/20/1999     05/16/2000    Randers Killam Gr                 Thermo Electron Corp               33.3%        19.4%        4.0%
09/20/1999      Pending      Trigen Energy Corp                Elyo(Suez Lyonnaise des Eaux)      18.1%        17.7%       47.3%
07/13/1999     01/07/2000    Thermo Vision(Thermo Inst)        Thermo Instrument Systems Inc     107.4%        80.8%       --
06/22/1999      Pending      National Processing Inc           National City, Cleveland, Ohio     60.0%        39.0%       12.0%


[CIBC WORLD MARKETS LOGO]

                                              PROJECT MOTOWN | SEPTEMBER 8, 2000


MINORITY BUYOUT TRANSACTIONS ANALYSIS
================================================================================

MINORITY BUYOUT TRANSACTIONS

                                                                                               VALUE OF
   DATE         DATE                                                                          TRANSACTION     1 DAY     1 WEEK
 ANNOUNCED    EFFECTIVE            TARGET NAME                       ACQUIROR NAME               ($ MM)      PREMIUM    PREMIUM
 ---------    ---------            -----------                       -------------               ------      -------    -------
06/10/1999     Pending      Hawks Industries Inc             North Star Exploration                 23.0      16.4%      60.0%
06/04/1999    08/25/1999    Intek Global Corp                Securicor Communications               51.9      32.1%      26.9%
06/03/1999    06/16/1999    Genentech Inc                    Roche Holding AG                    4,818.4     279.3%     281.5%
05/21/1999    12/10/1999    ThermoSpectra(Thermo Instr)      Thermo Instrument Systems Inc          26.1      39.1%      43.8%
05/07/1999    07/30/1999    J Ray McDermott SA               McDermott International Inc           514.5      16.8%      13.1%
05/05/1999    10/29/1999    Thermo Power Corp                Thermo Electron Corp                   34.8       5.5%      -1.5%
04/29/1999    08/09/1999    Killeam Properties Inc           Killeam Inc                             1.9      10.0%      10.0%
04/12/1999    06/30/1999    Meadowcraft Inc                  Investor Group                         53.2      64.9%      63.3%
04/01/1999    08/15/1999    Aqua Alliance Inc                Vivendi SA                            117.1      28.9%      19.0%
03/24/1999    11/04/1999    Knoll Inc(Warburg, Pincus)       Warburg, Pincus Ventures Inc          490.8      83.6%      51.9%
03/21/1999    07/01/1999    Spelling Entertainment Group     Viacom Inc(Natl Amusements)           191.6       8.3%      43.1%
03/09/1999    06/30/1999    Sun Energy Partners LP           Kerr-McGee Corp                        43.4      41.5%      43.8%
03/08/1999    08/10/1999    LabOne Inc(Lab Holdings Inc)     Lab Holdings Inc                       34.3      17.2%      10.3%
03/08/1999    12/01/1999    ENStar Inc                       Investor Group                         13.2      56.3%      58.7%
01/22/1999    06/11/1999    Treadco Inc                      Arkansas Best Corp                     22.7      38.5%      46.9%
12/03/1998    04/08/1999    Banner Aerospace Inc             Fairchild Corp                         82.4      25.7%      41.9%
11/16/1998    12/23/1999    Western Beef Inc                 Cactus Acquisitions Inc                13.6      25.0%      14.8%
11/12/1998    05/14/1999    Aquila Gas Pipeline Corp         UtiliCorp United Inc                   43.2      23.1%      17.4%
10/27/1998    12/14/1998    Citizens Corp(Hanover Ins Co)    Allmerica Financial Corp              212.4      20.6%      17.2%
10/22/1998    04/29/1999    BA Merchant Svcs(BankAmerica)    Bank of America National Trust        339.4      47.1%      56.2%
10/21/1998    11/30/1998    Capital Factors Holdings Inc     Union Planters Bk Nat Assoc            22.2       4.5%       8.9%
10/16/1998    02/12/1999    BRC Holdings Inc                 Affiliated Computer Services          131.9      17.1%      16.9%
09/29/1998    10/07/1998    Newmont Gold Co                  Newmont Mining Corp                   264.8      -5.2%      20.8%
09/23/1998    12/17/1998    J&L Specialty Steel Inc          Usinor SA                             115.0     100.0%     112.5%
09/23/1998    02/25/1999    Ryerson Tull Inc                 Inland Steel Industries Inc            61.2      -8.5%     -11.6%
09/08/1998    12/15/1998    PEC Israel Economic Corp         Investor Group                        125.0      60.0%      55.7%
08/24/1998    11/19/1998    Tele-Commun Intl(Tele-Commun)    Liberty Media(Tele-Commun)            379.1      -1.1%      -4.5%


   DATE          DATE                                                                            4 WEEKS
ANNOUNCED      EFFECTIVE            TARGET NAME                       ACQUIROR NAME              PREMIUM      AVERAGE    % ACQUIRED
---------      ---------            -----------                       -------------              -------      -------    ----------
06/10/1999     Pending       Hawks Industries Inc              North Star Exploration               55.2%      43.8%        --
06/04/1999    08/25/1999     Intek Global Corp                 Securicor Communications             22.0%      27.0%        43.7%
06/03/1999    06/16/1999     Genentech Inc                     Roche Holding AG                    279.3%     280.0%        33.0%
05/21/1999    12/10/1999     ThermoSpectra(Thermo Instr)       Thermo Instrument Systems Inc        61.0%      48.0%         8.0%
05/07/1999    07/30/1999     J Ray McDermott SA                McDermott International Inc          19.2%      16.4%        37.0%
05/05/1999    10/29/1999     Thermo Power Corp                 Thermo Electron Corp                 41.2%      15.0%        22.0%
04/29/1999    08/09/1999     Killeam Properties Inc            Killeam Inc                           7.3%       9.1%        38.0%
04/12/1999    06/30/1999     Meadowcraft Inc                   Investor Group                       77.8%      68.7%        27.0%
04/01/1999    08/15/1999     Aqua Alliance Inc                 Vivendi SA                          101.7%      49.9%        17.0%
03/24/1999    11/04/1999     Knoll Inc(Warburg, Pincus)        Warburg, Pincus Ventures Inc         46.4%      60.6%        41.8%
03/21/1999    07/01/1999     Spelling Entertainment Group      Viacom Inc(Natl Amusements)          54.5%      35.3%        19.1%
03/09/1999    06/30/1999     Sun Energy Partners LP            Kerr-McGee Corp                      50.8%      45.4%         1.8%
03/08/1999    08/10/1999     LabOne Inc(Lab Holdings Inc)      Lab Holdings Inc                      8.5%      12.0%        19.5%
03/08/1999    12/01/1999     ENStar Inc                        Investor Group                       51.5%      55.5%        35.5%
01/22/1999    06/11/1999     Treadco Inc                       Arkansas Best Corp                   24.1%      36.5%        49.0%
12/03/1998    04/08/1999     Banner Aerospace Inc              Fairchild Corp                       40.8%      36.1%        30.8%
11/16/1998    12/23/1999     Western Beef Inc                  Cactus Acquisitions Inc              22.8%      20.9%        28.0%
11/12/1998    05/14/1999     Aquila Gas Pipeline Corp          UtiliCorp United Inc                 68.4%      36.3%        18.4%
10/27/1998    12/14/1998     Citizens Corp(Hanover Ins Co)     Allmerica Financial Corp             20.9%      19.6%        18.2%
10/22/1998    04/29/1999     BA Merchant Svcs(BankAmerica)     Bank of America National Trust       42.0%      48.4%        32.8%
10/21/1998    11/30/1998     Capital Factors Holdings Inc      Union Planters Bk Nat Assoc           2.9%       5.5%        12.7%
10/16/1998    02/12/1999     BRC Holdings Inc                  Affiliated Computer Services         15.2%      16.4%        49.0%
09/29/1998    10/07/1998     Newmont Gold Co                   Newmont Mining Corp                  62.4%      26.0%         6.3%
09/23/1998    12/17/1998     J&L Specialty Steel Inc           Usinor SA                            37.8%      83.4%        46.5%
09/23/1998    02/25/1999     Ryerson Tull Inc                  Inland Steel Industries Inc         -40.8%     -20.3%        13.6%
09/08/1998    12/15/1998     PEC Israel Economic Corp          Investor Group                       50.5%      55.4%        18.7%
08/24/1998    11/19/1998     Tele-Commun Intl(Tele-Commun)     Liberty Media(Tele-Commun)           -9.9%      -5.2%        18.9%

                                          AUGUST 1998 - PRESENT

                                    HIGH     279.3%     281.5%     279.3%
                                    MEAN      28.6%      33.9%      40.5%
                                  MEDIAN      17.2%      21.8%      36.6%
                                     LOW     -15.8%     -11.6%     -40.8%


                                          AUGUST 1998 - PRESENT

                                   75TH%      38.6%      47.0%      53.7%
                                   50TH%      17.2%      21.8%      36.6%
                                   25TH%       6.4%      10.5%      14.9%


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